UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22699

Nuveen Preferred and Income Term Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Annual Report July 31, 2014

JPC

Nuveen Preferred Income Opportunities Fund

JPI

Nuveen Preferred and Income Term Fund

JPW

Nuveen Flexible Investment Income Fund

Nuveen Investments to be acquired by TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund's investment adviser, Nuveen Fund Advisors, LLC ("NFAL") and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF's asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen's change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund's sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund's operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund's sub-adviser(s). The new agreements have been approved by shareholders of your fund.

The transaction is currently expected to close early in the fourth quarter of 2014, but remains subject to customary closing conditions.

Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	14
Common Share Information	15
Risk Considerations	17
Performance Overview and Holding Summaries	20
Shareholder Meeting Report	26
Report of Independent Registered Public Accounting Firm	27
Portfolios of Investments	28
Statement of Assets and Liabilities	48
Statement of Operations	49
Statement of Changes in Net Assets	50
Statement of Cash Flows	52
Financial Highlights	54
Notes to Financial Statements	58
Additional Fund Information	72
Glossary of Terms Used in this Report	74
Reinvest Automatically, Easily and Conveniently	75
Board Members & Officers	76
Annual Investment Management Agreement Approval Process	81

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from the recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan's deflationary headwinds have resurfaced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the markets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
September 22, 2014

Nuveen Investments

Portfolio Managers'

Comments

Nuveen Preferred Income Opportunities Fund (JPC)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Flexible Investment Income Fund (JPW)

Nuveen Asset Management, LLC (NAM) and NWQ Investment Management Company, LLC (NWQ), affiliates of Nuveen Investments, Inc., are sub-advisers for the Nuveen Preferred Income Opportunities Fund (JPC). NAM and NWQ each manage approximately half of the Fund's investment portfolio. Douglas Baker, CFA and Brenda Langenfeld, CFA, are the portfolio managers for the NAM team and Michael J. Carne, CFA, and Susi Budiman, CFA, are the portfolio managers for the NWQ team.

Effective August 14, 2014 (subsequent to the close of this reporting period), in an effort to broaden investment flexibility, the Fund changed its investment policies providing that up to 5% of the portion of the Fund's portfolio managed by NAM can now be invested in preferred securities issued by companies located in emerging market countries.

The Nuveen Preferred and Income Term Fund (JPI) features management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund's portfolio managers since its inception.

The Nuveen Flexible Investment Income Fund (JPW) features portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments, Inc. Michael J. Carne, CFA, and Susi Budiman, CFA, are the portfolio managers.

Here they discuss the U.S. economy and equity markets, their management strategies and the performance of the Funds for the twelve-month reporting period ended July 31, 2014.

What factors affected the U.S. economy and equity markets during the twelve-month reporting period ended July 31, 2014?

During this reporting period, the U.S. economy continued its advance toward recovery from recession. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. Based on its view that the underlying strength in the broader economy was enough to support ongoing improvement in the labor market, the Fed began to reduce or taper its monthly asset purchases in $10 billion increments over the course of five consecutive meetings (December 2013 through June 2014). As of July 2014, the Fed's monthly purchases comprise $15 billion in mortgage backed securities (versus the original $40 billion per month) and $20 billion in longer-term Treasury securities (versus $45 billion). Following its June 2014 meeting the Fed reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments

Portfolio Managers' Comments (continued)

range for the fed funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Fed's 2% longer-run goal.

In the second quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew 4.2%. In the previous quarter, GDP contracted at an annualized rate of 2.1%, the economy's weakest quarter since the recession officially ended in June 2009. The decline during this period was attributed in part to the severe weather of the past winter, which deterred consumer spending and disrupted construction, production and shipping. The Consumer Price Index (CPI) rose 2.4% year-over-year as of July 2014, while the core CPI (which excludes food and energy) increased 1.9% during the same period, in line with the Fed's unofficial longer term objective of 2.0% for this inflation measure. As of July 2014, the national unemployment rate remained at 6.2%, down from the 7.3% reported in July 2013, but still higher than levels that would provide consistent support for optimal GDP growth. During the last twelve months, the unemployment rate and the number of unemployed persons have declined by 1.1% and 1.7 million, respectively. The housing market continued to post gains as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 8.1% for the twelve months ended July 2014.

Several events touched off increased volatility in the financial markets. First, in May 2013, then-Fed Chairman Ben Bernanke's remarks about tapering the Fed's asset purchase program triggered widespread uncertainty about the next step for the Fed's quantitative easing program and its impact on the markets as well as the overall economy. Meanwhile, political debate over federal spending continued, as Congress failed to reach an agreement on the federal budget for Fiscal 2014. On October 1, 2013, the start date for Fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law. (Consensus on a $1.1 trillion federal spending bill was ultimately reached in January 2014, and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015.)

Technical factors also helped keep a lid on Treasury rates. An unexpected increase in tax receipts along with a measure of Congressional fiscal restraint (sequestration) have allowed the Treasury Department to report a greatly improved fiscal position. In fact, the Treasury has reported surpluses in the more recent data. These factors have led the supply of U.S. Treasury bills, notes and bonds to fall 30% below last year. Demand has been strong due to buying from the People's Bank of China as well as pension funds.

The yield curve flattened during the reporting period, mostly due to the 10- and 30- Year Treasury yields moving lower while the yield on the 2- Year Treasury note rose 20 basis points and ended the period at 0.53%. The Fed has indicated an October end to its bond buying program and the market has priced a January 2015 rise in the Fed Funds rate.

These issues aside, the market environment during the reporting period proved to be rewarding for those that held their bonds and fixed income mutual fund shares. The 10- year U.S. Treasury returned a healthy 3.5% for the twelve-month reporting period ended July 31, 2014 and credit markets continue to benefit. High Yield bonds returned 8.0% as measured by the BofA/Merrill U.S. Lynch High Yield Master II Index and Investment Grade Corporates returned 7.1% as measured by the BofA/Merrill U.S. Lynch High Yield Master II Index by the for the reporting period. After taking a toll in the second half of 2013 with a -2.7% return, the fixed rate preferred securities market made a huge comeback in 2014 and returned 8.75% as measured by the BofA/Merrill Lynch Preferred Stock Fixed Rate Index for the reporting period.

The $1,000 par dominated Barclays USD Capital Securities Index posted a 10.33% return during the reporting period and the $25 par dominated BofA/Merrill Lynch Preferred Stock Fixed Rate Index posting an 8.75% return.

During the reporting period, relatively subordinate Tier 1 structures once again outperformed more senior Lower Tier 2 structures. The Tier 1 sub-index of the Barclays USD Capital Securities Index posted a return of 12.24%, which was well above the 9.71% return posted by the Lower Tier 2 sub-index. Historically, credit spreads for more subordinate structures, such as Tier 1 securities, tend to move at a greater magnitude than their more senior counterparts. Therefore, in a period when credit spreads generally narrow, as they did during the reporting period, we would expect credit spreads for Tier 1

Nuveen Investments

structures to decline at a greater rate compared to Lower Tier 2 structures. While this was indeed the case, it is likely that the lower duration profile of the Tier 1 sub-index versus the Lower Tier 2 sub-index also contributed to the relative outperformance as investors sought to reduce risk to rising interest rates. As of July 31, 2014, the 5.8 year duration of the Barclays USD Capital Securities Tier 1 Index was approximately 1.2 years shorter than the 7.0 year duration of the Barclays USD Capital Securities Lower Tier 2 Index. The relatively higher proportion of fixed-to-floating rate securities in the Tier 1 sub-index is primarily responsible for the difference in duration between the two sub-indices.

How did the Funds perform during this twelve-month reporting period ended July 31, 2014?

The tables in the Performance Overview and Holding Summaries section of this report provides total return performance for the Funds for the one-year, five-year, ten-year and/or since inception periods ended July 31, 2014. Each Fund's total returns are compared with the performance of a corresponding market index and/or a blended benchmark index. A more detailed account of each Fund's performance is provided later in this report.

What key strategies were used to manage the Funds during this twelve-month reporting period ended July 31, 2014 and how did these strategies influence performance?

Nuveen Preferred Income Opportunities Fund (JPC)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year, five-year and ten-year periods ended July 31, 2014. For the twelve-month reporting period ended July 31, 2014, the Fund's common shares at net asset value (NAV) outperformed the BofA/Merrill Lynch Preferred Stock Fixed Rate Index, but underperformed the JPC Comparative Benchmark.

JPC invests at least 80% of its managed assets in preferred securities and up to 20% opportunistically over the market cycle in other types of securities, primarily income oriented securities such as corporate and taxable municipal debt and common equity. The Fund is managed by two experienced portfolio teams with distinctive, complementary approaches to the preferred market. NAM employs a debt-oriented approach that combines top down relative value analysis of industry sectors with fundamental credit analysis. NWQ's investment process identifies undervalued securities within a company's capital structure that offer the most attractive risk/reward potential. This unique, multi-team approach gives investors access to a broader investment universe with greater diversification potential.

NAM

For the portion of the Fund managed by NAM, we employed a credit-based investment approach, using a top-down process to analyze various structural dimensions of the preferred securities market, while also incorporating bottom-up fundamental credit research analysis. We start by identifying the investable universe of $1,000 par and $25 par preferred securities. In an effort to capitalize on the inefficiencies between the different structures within the preferred securities market, we allocate capital between the $25 par exchange listed market and the $1,000 par over-the-counter market. Periods of volatility may drive notably different valuations between these two markets. This dynamic is often related to periodic differences in how retail and institutional markets perceive and price risk. Technical factors may also influence the relative valuations between $25 par exchange listed structures and $1,000 par over-the-counter structures. While we feel that valuations between the $25 par retail structures and $1,000 par institutional securities had converged meaningfully during the measurement period, we will likely maintain an overweight to $1,000 par securities primarily due to our outlook for gradually higher interest rates. In an effort to position the Fund's portfolio defensively against rising rates, the management team has taken steps to reduce the overall duration of the strategy. We have accomplished the lower duration profile by investing a meaningful amount of the portfolio's assets in fixed-to-floating rate coupon preferreds, which all else being equal have a lower duration profile compared to traditional fixed rate coupon structures. Because historically the fixed-to-floating rate structures have been favored by institutional investors, an inordinate amount of these securities are found on the $1,000 par side of the market. Thus, the Fund's current overweight to $1,000 par securities is more the

Nuveen Investments

Portfolio Managers' Comments (continued)

result of duration management than because of a difference in valuations between $1,000 par and $25 par securities. While we will continue to monitor developments across the domestic and international financial markets, we do not anticipate significantly changing the Fund's positioning unless our outlook for interest rates changes materially, and/or there is a general shift in relative value between $1,000 par and $25 par securities.

We continue to anticipate that the population of "new generation" preferred securities, such as contingent capital securities (otherwise known as CoCos, Additional Tier 1 and enhanced capital notes), will become an ever-increasing presence within the preferred/hybrid security marketplace. New international bank capital standards outlined in Basel III require Tier 1-qualifying securities to contain explicit loss-absorbing features upon the breach of certain predetermined capital thresholds. The three types of loss absorption features are equity conversion, permanent write-down of principal and temporary write-down of principal with the possibility of future write-up to par when/if the issuer is able to grow capital levels back above the Tier 1 threshold trigger. We have participated in select offerings when we believed, as is the case with all our investments, that the return profile is greater than the inherent risks.

With respect to the Fund's allocation to lower investment grade and below investment grade securities, we continue to believe that these segments will over the long term provide a more compelling risk-adjusted return profile than higher rated preferred/hybrid securities. Lower rated securities are often overlooked by retail and institutional investors and especially by investors with investment grade-only mandates. Below investment grade securities typically are not index eligible, limiting the potential investor base and frequently creating opportunities for the Fund within this particular segment of the asset class. While lower rated preferred securities may exhibit periods of higher price volatility, we believe the return potential is disproportionately higher due to inefficiencies inherent in the segment. preferred/hybrid securities are often rated four to five notches below an issuer's senior unsecured debt rating. Consequently, most BB-rated preferred/hybrid securities have been issued by an entity with an investment grade senior unsecured credit rating of BBB or higher.

S&P made public its intent to review its methodology for rating preferred/hybrid securities, with the likely result being lower ratings for certain preferred/hybrid structures. While the timing of changes to the methodology remains unknown, we anticipate that the impact to current ratings will likely be modest. And again, given that news of the review has been public for several months, we do not anticipate a material impact to valuations of those securities affected by the review.

As with any fixed income asset class, preferred securities are not immune from the impact of rising interest rates. As mentioned above, we seek to minimize the impact of higher rates on the market value of the portfolio by establishing a position in less interest rate sensitive securities, like fixed-to-floating rate coupon structures. However, we also feel that rising interest rates are frequently the result of an improving macro-economic landscape. In this type of environment risk premiums should shrink, reflecting the lower risk profile of the overall market, and as a result credit spreads should narrow. Typically, credit spreads of lower rated securities tend to move at a greater magnitude compared to higher rated structures. We believe therefore, that credit spread compression in the preferred security asset class could help mitigate the impact of rising interest rates, and that the strategy's overweight to lower rated securities could provide even greater protection.

In the portion of the Fund managed by NAM, several variables contributed to the strong relative and absolute performance during the reporting period including an overweight to fixed-to-floating rate coupon structures, an overweight to the $1,000 par side of the market, an overweight to more subordinate Tier 1 structures versus more senior Tier 2 structures, an overweight to lower investment grade and below investment grade securities and finally an overweight to the insurance subsector and corresponding underweight to the bank subsector.

With the $1,000 par dominated Barclays USD Capital Securities Index posting a 10.33% return during the reporting period and the $25 par dominated BofA/Merrill Lynch Preferred Stock Fixed Rate Index posting a 8.75% return, one would have accurately expected the Fund's meaningful overweight to $1,000 par structures to be accretive to performance. Our overweight in the $1,000 par side of the market was heavily concentrated in fixed-to-floating rate

Nuveen Investments

coupon structures, which, all else being equal, have lower interest rate sensitivity and lower duration extension risk compared to preferred/hybrid securities with standard fixed rate coupons. While the 10-year U.S. Treasury rate was essentially unchanged on July 31, 2014 versus a year earlier, the 10-year yield gyrated during that timeframe between a low of 2.44% and a high of 3.03%. With investors generally of the opinion that interest rates were more likely to move higher than lower during the reporting period, relative demand for fixed-to-floating rate coupon structures increased, driving relative valuations higher and helping to push relative outperformance of the $1,000 par side of the market.

During the twelve months ended July 31, 2014, relatively subordinate Tier 1 structures once again outperformed more senior Lower Tier 2 structures. The Tier 1 sub-index of the Barclays USD Capital Securities Index posted a return of 12.24%, which was well above the 9.71% return posted by the Lower Tier 2 sub-index. Historically, credit spreads for more subordinate structures, such as Tier 1 securities, tend to move at a greater magnitude than their more senior counterparts. Therefore, in a period when credit spreads generally narrow, as they did during the most recent twelve month reporting period, we would expect credit spreads for Tier 1 structures to decline at a greater rate compared to Lower Tier 2 structures. While this was indeed the case, it is likely that the lower duration profile of the Tier 1 sub-index versus the Lower Tier 2 sub-index also contributed to the relative outperformance as investors sought to reduce risk to rising interest rates. As of July 31, 2014, the 5.8 year duration of the Barclays USD Capital Securities Tier 1 Index was approximately 1.2 years shorter than the 7.0 year duration of the Barclays USD Capital Securities Lower Tier 2 Index. The relatively higher proportion of fixed-to-floating rate securities in the Tier 1 sub-index is primarily responsible for the difference in duration between the two sub-indexes.

During the reporting period, the Fund maintained an overweight to lower investment grade and below investment grade securities relative to the JPC Blended Index. Similar to the relative behavior between Tier 1 and Tier 2 structures under different market conditions, we generally expect lower investment and below investment grade preferred/hybrid securities to outperform higher rated counterparts in an environment when credit spreads shrink and vice versa during periods when credit spreads widen. Therefore, with credit spreads generally narrowing during the reporting period, the Fund's overweight to lower investment grade and below investment grade securities was accretive to performance on an absolute and relative basis. This was clearly evidenced by the relative performance of the Barclays USD Capital Securities Lower Tier 2 BBB-rated sub-index which posted a 10.55% return for the reporting period, well above the Lower Tier 2 A-rated or better return of 8.71%.

The Fund held a meaningful overweight to the insurance subsector and corresponding underweights to the bank, utility and real estate investment trust (REIT) subsectors. This positioning was intended to capitalize on what is expected to be light or negligible new issue flow out of the insurance subsector. The insurance subsector is generally over-capitalized and not in need of additional capital. As one might expect then, we observed little new issue flow out of the insurance subsector while new issue flow out of the bank sector was fairly robust during the reporting period. This relative supply/demand advantage of the insurance subsector was enough to overcome its longer average duration profile relative to the bank subsector. Indeed, the insurance subsector posted a return of 13.53%, well above the bank subsector's 10.05% return and the REITs subsector return of 9.69% for the reporting period.

NWQ

For the portion of the Fund managed by NWQ, we seek to achieve high income and a measure of capital appreciation. While the Fund's investments are primarily preferred securities, a portion of the Fund allows the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company's capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund's portfolio is constructed with an emphasis on maintaining a sustainable level of income and an overall analysis for downside protection.

Nuveen Investments

Portfolio Managers' Comments (continued)

The portion of the Fund managed by NWQ positively contributed to the Fund's performance. Our security selection in the financial, banking and industrial sectors all positively contributed to performance. While our security selection within the real estate and utility sectors detracted from performance.

MetLife 7.875% 12/15/2067 junior subordinated debt and Arch Capital Group 6.75% Series C preferred stock were our top two contributors for the reporting period. Credit spreads compressed on the junior debt as MetLife's fundamentals remained solid with strong capital levels and conservative leverage. The company also enjoys international growth prospects and earnings/revenue diversification and has recorded solid results in its Americas segment. The flattening of the yield curve during the reporting period where the 30-Year Treasury yield fell to 3.32% at the end of the reporting period helped this 2037 debt. Arch Capital Group posted positive returns as well. The company has benefited from a diversified product portfolio and healthy capital position. Arch Capital's preferred stock rebounded significantly since the end of 2013.

The senior debt of regional telecom provider Frontier Communications Corporation also contributed to performance. The company continues to generate significant free cash flow that provides financial flexibility to shift slowly into next generation access networks. Therefore, while Frontier continues to face a challenging top-line, the bonds remain attractive given the risk/reward potential.

Several positions detracted from performance, including BB&T Corporation 5.625% Series E and National Retail Properties (NNN) 5.7% Series E preferred stocks. BB&T Corporation is one of the largest financial services holding companies in the U.S. Based in Winston-Salem, N.C., the company operates approximately 1,824 financial centers in 12 states and Washington, D.C., and offers a full range of consumer and commercial banking, securities brokerage, asset management, mortgage and insurance products and services. NNN is a REIT that acquires, develops and manages retail properties subject to long-term net leases. While both companies are strong from a credit perspective, the preferred securities suffered significant price declines since the Fed announcement in May 2013 due to their long duration profile.

Lastly, Metro AG ADR detracted from performance. The German global diversified retailer has the largest market share in Germany and is the fifth-largest retailer in the world measured by revenues. We sold the position after events in the Ukraine negatively impacted the company's effort to spin off its Russian subsidiary. Our analyst felt that the spin-off had been pushed off to an indeterminate time and that the stock price may be more subject to possible geopolitical events and the effects of G7 sanctions on Russia, than company fundamentals. Without a clear catalyst, we opted to eliminate the position.

During the reporting period, the Fund also wrote covered call options on common stocks to hedge equity exposure. These options had a negligible impact on performance and expired prior to the close of this reporting period.

Nuveen Preferred and Income Term Fund (JPI)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended July 31, 2014. For the twelve-month reporting period ended July 31, 2014, the Fund's shares at net asset value (NAV) outperformed both the JPI Blended Benchmark Index and the BofA/Merrill Lynch Preferred Stock Fixed Rate Index.

Several variables contributed to the relative outperformance including an overweight to fixed-to-floating rate coupon structures, an overweight to the $1,000 par side of the market, an overweight to more subordinate Tier 1 structures versus more senior Tier 2 structures, an overweight to lower investment grade and below investment grade securities and finally an overweight to the insurance subsector and corresponding underweight to the bank, utility and real estate investment trust (REIT) subsectors.

We continue to anticipate that the population of "new generation" preferred securities, such as contingent capital securities (otherwise known as CoCos, Additional Tier 1 and enhanced capital notes), will become an ever-increasing presence

Nuveen Investments

within the preferred/hybrid security marketplace. New international bank capital standards outlined in Basel III require Tier 1-qualifying securities to contain explicit loss-absorbing features upon the breach of certain predetermined capital thresholds. The three types of loss absorption features are equity conversion, permanent write-down of principle and temporary write-down of principle with the possibility of future write-up to par when/if the issuer is able to grow capital levels back above the Tier 1 threshold trigger. We have participated in select offerings when we believed, as is the case with all our investments, that the return profile is greater than the inherent risks.

With the $1,000 par dominated Barclays USD Capital Securities Index posting a 10.33% return during the reporting period and the $25 par dominated BofA/Merrill Lynch Preferred Stock Fixed Rate Index posting an 8.75% return, one would have accurately expected the Fund's meaningful overweight to $1,000 par structures to result in relative outperformance. Our overweight in the $1,000 par side of the market was heavily concentrated in fixed-to-floating rate coupon structures, which, all else being equal, have lower interest rate sensitivity and lower duration extension risk compared to preferred/hybrid securities with standard fixed rate coupons. Investor consternation regarding higher interest rates again led to increasing demand for fixed-to-floating rate coupon structures, propelling their valuations higher on a relative basis and helping drive relative outperformance of the $1,000 par side of the market.

During the reporting period, relatively subordinate Tier 1 structures again outperformed more senior Lower Tier 2 structures. The Tier 1 sub-index of the Barclays USD Capital Securities Index posted a return of 12.24%, which was well above the 9.71% return posted by the Lower Tier 2 sub-index. Historically, credit spreads for more subordinate structures, such as Tier 1 securities, tend to move at a greater magnitude than their more senior counterparts. Therefore, in a period when credit spreads generally narrow, as they did during the most recent reporting period, we would expect credit spreads for Tier 1 structures to decrease at a greater rate compared to Lower Tier 2 structures. While this was indeed the case, it is likely that the lower duration profile of the Tier 1 sub-index versus the Lower Tier 2 sub-index also contributed to the relative outperformance. As of July 31, 2014, the 5.8 year duration of the Barclays USD Capital Securities Tier 1 Index was approximately 1.2 years shorter than the 7.0 year duration of the Barclays USD Capital Securities Lower Tier 2 Index. The relatively higher proportion of fixed-to-floating rate securities in the Tier 1 sub-index is primarily responsible for the difference in duration between the two sub-indices.

During the reporting period, the Fund maintained an overweight to lower investment grade and below investment grade securities relative to the JPI Blended Benchmark Index. Similar to the relative behavior between Tier 1 and Tier 2 structures under different market conditions, we generally expect lower investment and below investment grade preferred/hybrid securities to outperform higher rated counterparts in an environment when credit spreads shrink, and vice versa during periods when credit spreads widen. Therefore, with credit spreads generally narrowing during reporting period, the Fund's overweight to lower investment grade and below investment grade securities contributed to its outperformance versus the JPI Blended Benchmark Index. This was clearly evidenced by the relative performance of the Barclays USD Capital Securities Lower Tier 2 BBB-rated sub-index which posted a 10.55% return for the reporting period, meaningfully above the Lower Tier 2 A-rated return of 8.71%.

The Fund again had a meaningful overweight to the insurance subsector of the preferred/hybrid market and corresponding underweight to the bank, utility and REITs subsectors. This positioning was intended to capitalize on what is expected to be light or negligible new issue flow out of the insurance sector over the next several quarters. The insurance subsector is generally over capitalized and not in need of additional capital. As one might expect then, we observed little new issue flow out of the insurance subsector while new issue flow out of the bank subsector was fairly robust during the reporting period. This relative supply/demand advantage of the insurance subsector was enough to overcome its longer average duration profile relative to the bank subsector. The insurance subsector posted a return of 13.53% for the reporting period, well above the bank subsector 10.05% return and the REITs subsector 9.69% return for the same period.

Nuveen Investments

Portfolio Managers' Comments (continued)

Nuveen Flexible Investment Income Fund (JPW)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended July 31, 2014. For the twelve-month reporting period ended July 31, 2014, the Fund's total return on common share net asset value (NAV) outperformed the BofA/Merrill Lynch Preferred Stock Fixed Rate Index.

JPW invests at least 80% of its managed assets in income producing preferred, debt and equity securities issued by companies located anywhere in the world. Up to 50% of its managed assets may be in securities issued by non-U.S. companies, though all (100%) Fund assets will be in U.S. dollar-denominated securities. Up to 40% of its managed assets may consist of equity securities, not including preferred securities. Up to 75% of investments in debt and preferred securities that are of a type customarily rated by a credit rating agency, may be rated below investment grade, or if unrated, will be judged to be of comparable quality by NWQ. The Fund will invest at least 25% in securities issued by financial services companies.

The Fund's investment objectives are to provide high current income and, secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing in undervalued securities with attractive investment characteristics. The Fund's portfolio is actively managed by NWQ and has the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company's capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund's portfolio is constructed with an emphasis on maintaining a sustainable level of income and an overall analysis for downside protection.

Much of the JPW's relative outperformance may be attributed to security selection and underweight within the banking sector combined with an overweight and security selection within, financial and industrial sectors. Our overweight in the real estate sector detracted for the reporting period.

Several positions contributed to performance including the industrials holdings, Energy Transfer Equity LP (ETP) and Valero Partners Energy LP. ETP is a master limited partnership owning and operating one of the largest and most diversified portfolios of energy assets in the U.S., which currently owns and operates approximately 35,000 miles of natural gas and natural gas liquids pipelines. Valero is also a master limited partnership formed by Valero Energy Corporation to own, operate, develop and acquire crude oil and refined petroleum products pipelines, terminals and other transportation and logistics assets. Shares of both have risen sharply as a result of increased crude oil production in the U.S.

Also contributing to performance was the common stock of Wells Fargo & Company. Wells Fargo & Company is an American multi-national banking and financial services holding company with operations around the world and the fourth largest bank in the U.S. by assets and the largest bank by market capitalization. Wells Fargo continues to execute extremely well despite the softness in the mortgage market. Investors are beginning to view the bank as a multiple product business, including capital markets and wealth management, not just mortgages.

Several positions detracted from performance including securities issued by Metro AG ADR. The German global diversified retailer has the largest market share in Germany and is the fifth-largest retailer in the world measured by revenues. We sold the position after events in the Ukraine negatively impacted the company's effort to spin off its Russian subsidiary. Our analyst felt that the spin-off had been pushed off to an indeterminate time and that the stock price may be more subject to geopolitical events and the effects of G7 sanctions on Russia, than company fundamentals. Without a clear catalyst, we opted to eliminate the position.

CommonWealth REIT also detracted from performance. CommonWealth REIT is a real estate investment trust that primarily owns office properties located throughout the U.S. In April 2013, the company rejected a $2.9 billion buyout offer by shareholders Corvex Management LP and Related Cos. CommonWealth REIT has been trying to avoid a hostile takeover which detracted from performance and negatively impacted the Fund.

Nuveen Investments

Lastly, Key Energy Service, Inc. detracted from performance. The company provides a range of well services to oil companies. The company missed it earnings estimates during the first and second quarter of 2013. As a result, the share price has continued to suffer.

Nuveen Investments

Fund

Leverage

IMPACT OF THE FUNDS' LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Funds relative to their benchmarks was the Funds' use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. The Funds' use of leverage had a positive impact on performance during this reporting period.

JPC and JPI continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, the Funds' use through the use of bank borrowings. Each Fund's swap contracts detracted modestly from overall Fund performance during this reporting period.

As of July 31, 2014, the Funds' percentages of leverage are shown in the accompanying table.

	JPC	JPI	JPW
Effective Leverage*	28.00%	27.93%	28.86%
Regulatory Leverage*	28.00%	27.93%	28.86%

*  Effective leverage is the Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS' REGULATORY LEVERAGE

Bank Borrowings

The Funds employ regulatory leverage through the use of bank borrowings. As of July 31, 2014, the Funds have outstanding bank borrowings as shown in the accompanying table.

	JPC	JPI	JPW
Bank Borrowings	$402,500,000	$225,000,000	$30,000,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Nuveen Investments

Common Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Funds' distributions is current as of July 31, 2014. Each Fund's distribution levels may vary over time based on each Fund's investment activities and portfolio investment value changes.

During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	JPC	JPI	JPW
August 2013	$0.0633	$0.1690	$0.1260
September	0.0633	0.1690	0.1260
October	0.0633	0.1690	0.1260
November	0.0633	0.1690	0.1260
December	0.0633	0.1690	0.1260
January	0.0633	0.1690	0.1260
February	0.0633	0.1690	0.1260
March	0.0633	0.1580	0.1260
April	0.0633	0.1580	0.1260
May	0.0633	0.1580	0.1260
June	0.0633	0.1580	0.1260
July 2014	0.0633	0.1580	0.1260
Long-Term Capital Gain*	—	$0.0004	—
Short-Term Capital Gain*	—	$0.4879	—
Current Distribution Rate**	8.13%	8.20%	8.27%

*  Distribution paid in December 2013.

**  Current distribution rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of July 31, 2014, all of the Funds in this report had positive UNII balances for tax purposes. JPI had a positive UNII balance, while JPC and JPW had negative UNII balances for financial reporting purposes.

All monthly dividends paid by the Funds during the fiscal year ended July 31, 2014 were paid from net investment income. In certain future instances, a portion of each Fund's monthly distributions may be paid from sources or comprised of elements other than net investment income, including capital gains and/or a return of capital, and in such a case the shareholders will receive a notice to that effect. The composition and per share amounts of each Fund's monthly

Nuveen Investments

Common Share Information (continued)

dividends for the fiscal year are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for reporting purposes) and in Note 6 – Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

JPW'S MANAGED DISTRIBUTION POLICY

JPW's regular monthly distributions are currently being sourced entirely from net investment income. The Fund's current portfolio is predominantly invested in income producing securities the income from which is expected to be the source of distributions. For periods when the Fund is sourcing its monthly distributions solely from net investment income, the Fund will seek to distribute substantially all of its net investment income over time. There are no assurances given to how long the Fund will source distributions entirely from net investment income.

Market conditions may change, causing the portfolio management team at some future time to focus the mix of portfolio investments less to income-oriented securities. This may cause the regular monthly distributions to be sourced from something other than net investment income. JPW has adopted a managed distribution policy permitting it to source its regular monthly distributions from not only net investment income, but also from realized capital gains and/or return of capital. If a managed distribution policy is employed, the Fund will seek to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. Actual common share returns will differ from projected long-term returns, and the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund NAV. If the Fund changes to a managed distribution, a press release will be issued describing such change and this change will also be described in subsequent shareholder reports. Additionally, any distribution payment that is sourced from something other than net investment income, there will be a notice issued quantifying the sources of such distribution.

COMMON SHARE REPURCHASES

As of July 31, 2014, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their common shares as shown in the accompanying table.

	JPC	JPI	JPW
Common Shares Cumulatively Repurchased and Retired	2,737,287	0	0
Common Shares Authorized for Repurchase	9,700,000	2,275,000	370,000

During the current reporting period, the Funds repurchased and retired shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

	JPC	JPI	JPW
Shares Repurchased and Retired	13,000	0	0
Weighted Average Price Per Common Share Repurchased and Retired	$9.50	$0	$0
Weighted Average Discount Per Common Share Repurchased and Retired	11.45%	0%	0%

OTHER COMMON SHARE INFORMATION

As of July 31, 2014, and during the current reporting period, the Funds' common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	JPC	JPI	JPW
Common Share NAV	$10.67	$25.51	$19.96
Common Share Pirce	$9.34	$23.11	$18.28
Premium/(Discount) to NAV	(12.46)%	(9.41)%	(8.42)%
12-Month Average Premium/(Discount) to NAV	(10.89)%	(8.40)%	(9.05)%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. A Fund's use of leverage creates the possibility of higher volatility for a Fund's per share NAV, market price and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original investment that generated the income.

Preferred Stock Risk. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic developments. These risks often are magnified in emerging markets.

Below-Investment Grade Securities Risk: Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Nuveen Investments

Risk Considerations (continued)

Derivatives Strategy Risk: Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Financial Sector Risk: Because the Funds invest a substantial portion of their assets (at least 25%) in securities issued by financial services companies, concentration in this sector may present more risks than if the Funds were more diversely invested in numerous sectors of the economy.

Unrated Investment Risk: In determining whether an unrated security is an appropriate investment for the Fund, the portfolio manager will consider information from industry sources, as well as its own quantitative and qualitative analysis, in making such a determination. However such a determination by the portfolio manager is not the equivalent of a rating by a rating agency.

Counterparty Risk: To the extent that a Fund's derivative investments are purchased or sold in over-the-counter transactions, the Fund will be exposed to the risk that counterparties to these transactions will be unable to meet their obligations.

Interest Rate Swaps Risk: The risk that yields will move in the direction opposite to the direction anticipated by a Fund, which would cause a Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance.

Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments

JPC

Nuveen Preferred Income Opportunities Fund

Performance Overview and Holding Summaries as of July 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
JPC at Common Share NAV	11.97%	15.91%	5.45%
JPC at Common Share Price	8.50%	18.60%	5.66%
JPC Blended Index (Comparative Benchmark)	12.38%	11.86%	6.91%
BofA/Merrill Lynch Preferred Stock Fixed Rate Index	8.75%	9.44%	2.81%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	4.9%
Exchange-Traded Funds	1.0%
$25 Par (or similar) Retail Preferred	68.2%
Corporate Bonds	5.0%
$1,000 Par (or similar) Institutional Preferred	56.9%
Investment Companies	1.0%
Short-Term Investments	1.3%
Borrowings	(38.9)%
Other Assets Less Liabilities	0.6%

Portfolio Composition

(% of total investments)1

Insurance	25.2%
Banks	24.1%
Real Estate Investment Trust	13.9%
Diversified Financial Services	11.8%
Capital Markets	9.4%
Short-Term Investments	1.0%
Other Industries	14.6%

Country Allocation

(% of total investments)1

United States	78.9%
United Kingdom	5.5%
Netherlands	4.5%
Spain	2.8%
France	2.4%
Other Countries	5.9%

Top Five Issuers

(% of total long-term investments)1

General Electric Capital Corporation	3.4%
JPMorgan Chase & Company	3.2%
Wells Fargo & Company	2.5%
Citigroup Inc.	2.2%
Farm Credit Bank of Texas	2.1%

Credit Quality

(% of total fixed income)

AA	3.6%
A	6.4%
BBB	45.3%
BB or Lower	26.0%
N/R (not rated)	18.7%

1  Excluding investments in derivatives.

Nuveen Investments

JPI

Nuveen Preferred and Income Term Fund

Performance Overview and Holding Summaries as of July 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2014

	Average Annual
	1-Year	Since Inception[1]
JPI at Common Share NAV	12.34%	12.77%
JPI at Common Share Price	8.71%	5.47%
BofA/Merrill Lynch Preferred Stock Fixed Rate Index	8.75%	5.08%
JPI Blended Benchmark Index	9.32%	6.22%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	46.7%
Corporate Bonds	1.4%
$1,000 Par (or similar) Institutional Preferred	89.1%
Short-Term Investments	0.8%
Borrowings	(38.8)%
Other Assets Less Liabilities	0.8%

Portfolio Composition

(% of total investments)2

Banks	36.5%
Insurance	34.1%
Diversified Financial Services	10.9%
U.S. Agency	6.1%
Capital Markets	6.1%
Short-Term Investments	0.6%
Other Industries	5.7%

Country Allocation

(% of total investments)2

United States	68.0%
United Kingdom	10.8%
Netherlands	7.3%
France	4.6%
Spain	3.3%
Other Countries	6.0%

Top Five Issuers

(% of total long-term investments)2

Wells Fargo & Company	4.8%
JPMorgan Chase & Company	4.8%
Financial Security Assurance Holdings	4.1%
Rabobank Nederland	3.8%
Symetra Financial Corporation	3.8%

Credit Quality

(% of total investments)2

AA	3.7%
A	11.1%
BBB	48.8%
BB or Lower	33.2%
N/R (not rated)	3.2%

1  Since inception returns are from 7/26/12.

2  Excluding investments in derivatives.

Nuveen Investments

JPW

Nuveen Flexible Investment Income Fund

Performance Overview and Holding Summaries as of July 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2014

	Average Annual
	1-Year	Since Inception[1]
JPW at Common Share NAV	14.26%	11.85%
JPW at Common Share Price	0.80%	(0.19)%
BofA/Merrill Lynch Preferred Stock Fixed Rate Index	8.75%	8.93%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	25.9%
Exchange-Traded Funds	2.0%
$25 Par (or similar) Retail Preferred	84.1%
Corporate Bonds	15.5%
$1,000 Par (or similar) Institutional Preferred	10.1%
Investment Companies	3.0%
Short-Term Investments	0.7%
Borrowings	(40.6)%
Other Assets Less Liabilities	(0.7)%

Top Five Issuers

(% of total long-term investments)

Liberty Mutual Group	2.1%
Northstar Realty Finance Corporation	1.5%
Teekay Offshore Partners LP	1.4%
Seadrill Limited	1.3%
Hercules Technology Growth Capital Incorporated	1.3%

Portfolio Composition

(% of total investments)

Real Estate Investment Trust	24.3%
Capital Markets	17.7%
Oil, Gas & Consumable Fuels	11.6%
Insurance	10.1%
Banks	8.1%
Diversified Financial Services	5.3%
Marine	3.7%
Short-Term Investments	0.5%
Other Industries	18.7%

Credit Quality

(% of total fixed income)

A	0.9%
BBB	25.1%
BB or Lower	25.2%
N/R (not rated)	48.8%

1  Since inception returns are from 6/25/13.

Nuveen Investments

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 11, 2014 for JPC and JPW; at this meeting the shareholders were asked to vote on the election of Board Members.

	JPC	JPW
	Common shares	Common shares
Approval of the Board Members was reached as follows:
William Adams IV
For	76,043,879	3,161,669
Withhold	2,222,072	68,636
Total	78,265,951	3,230,305
David J. Kundert
For	75,945,395	3,099,583
Withhold	2,320,556	130,722
Total	78,265,951	3,230,305
John K. Nelson
For	76,041,282	3,095,791
Withhold	2,224,669	134,514
Total	78,265,951	3,230,305
Terence J. Toth
For	76,035,047	3,165,711
Withhold	2,230,904	64,594
Total	78,265,951	3,230,305

Nuveen Investments

Report of

Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Nuveen Preferred Income Opportunities Fund

Nuveen Preferred and Income Term Fund

Nuveen Flexible Investment Income Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Preferred Income Opportunities Fund, Nuveen Preferred and Income Term Fund, and Nuveen Flexible Investment Income Fund (the "Funds") as of July 31, 2014, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian, counterparties, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Preferred Income Opportunities Fund, Nuveen Preferred and Income Term Fund, and Nuveen Flexible Investment Income Fund at July 31, 2014, and the results of their operations and their cash flows for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 25, 2014

Nuveen Investments

JPC

Nuveen Preferred Income Opportunities Fund

Portfolio of Investments  July 31, 2014

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 137.0% (99.0% of Total Investments)
	COMMON STOCKS – 4.9% (3.5% of Total Investments)
	Automobiles – 0.2%
99,375	Ford Motor Company	$1,691,363
	Banks – 0.2%
35,750	Citigroup Inc.	1,748,533
	Capital Markets – 1.8%
228,400	Ares Capital Corporation, (2)	3,816,564
127,098	Arlington Asset Investment Corporation, Class A	3,314,716
222,875	Hercules Technology Growth Capital, Inc.	3,659,608
128,983	Medley Capital Corporation, (2)	1,621,316
239,860	PennantPark Floating Rate Capital Inc.	3,310,068
36,767	TCP Capital Corporation, (2)	628,716
150,093	TriplePoint Venture Growth Business Development Company Corporation, Class B	2,285,916
	Total Capital Markets	18,636,904
	Communications Equipment – 0.2%
151,700	Ericsson LM Telefonaktiebolaget, ADR	1,885,631
	Energy Equipment & Services – 0.3%
249,625	Key Energy Services Inc., (3)	1,532,698
44,200	Seadrill Limited	1,602,692
	Total Energy Equipment & Services	3,135,390
	Hotels, Restaurants & Leisure – 0.2%
70,300	Hilton Worldwide Holdings Inc., (3)	1,701,963
	Insurance – 0.3%
30,950	American International Group, Inc., (2)	1,608,781
32,800	Endurance Specialty Holdings Limited	1,734,792
	Total Insurance	3,343,573
	Machinery – 0.2%
35,100	Woodward Governor Company	1,753,596
	Media – 0.1%
80,127	National CineMedia, Inc.	1,286,840
	Oil, Gas & Consumable Fuels – 0.4%
55,150	LinnCo LLC	1,604,314
188,530	Whiting USA Trust II	2,465,972
	Total Oil, Gas & Consumable Fuels	4,070,286
	Pharmaceuticals – 0.1%
57,325	Pfizer Inc.	1,645,228
	Real Estate Investment Trust – 0.7%
134,400	American Realty Capital Properties Inc,	1,761,984
137,450	Hannon Armstrong Sustainable Infrastructure Capital Inc., (2)	1,884,440
278,325	New Residential Investment	1,664,384
102,200	Northstar Realty Finance Corporation	1,645,420
	Total Real Estate Investment Trust	6,956,228

Nuveen Investments

Shares	Description (1)			Value
	Real Estate Management & Development – 0.1%
58,349	Forestar Real Estate Group Inc., (3)			$1,091,126
	Semiconductors & Equipment – 0.1%
65,625	Microsemi Corporation, (3)			1,573,684
	Total Common Stocks (cost $49,539,546)			50,520,345
Shares	Description (1), (4)			Value
	EXCHANGE-TRADED FUNDS – 1.0% (0.7% of Total Investments)
66,025	AdvisorShares TrimTabs Float Shrink ETF			$3,327,660
109,600	Cambria Shareholder Yield ETF			3,300,056
75,725	PowerShares Buyback Achievers Portfolio			3,344,773
	Total Exchange-Traded Funds (cost $10,208,175)			9,972,489
Shares	Description (1)	Coupon	Ratings (5)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 68.2% (49.3% of Total Investments)
	Banks – 12.0%
4,800	Boston Private Financial Holdings Inc.	6.950%	N/R	$119,808
159,401	Citigroup Inc.	8.125%	BB+	4,641,757
523,567	Citigroup Inc.	7.125%	BB+	14,298,615
290,500	Citigroup Inc.	6.875%	BB+	7,805,735
200,575	City National Corporation	6.750%	BBB–	5,768,537
386,015	Countrywide Capital Trust III	7.000%	BB+	9,808,641
70,825	Countrywide Capital Trust IV	6.750%	BB+	1,798,955
152,203	Fifth Third Bancorp.	6.625%	BBB–	4,095,783
117,760	First Naigara Finance Group	8.625%	BB+	3,409,152
213,312	First Republic Bank of San Francisco	6.200%	BBB	5,322,134
123,900	FNB Corporation	7.250%	Ba3	3,382,470
251,941	HSBC Holdings PLC	8.000%	BBB+	6,820,043
403,188	PNC Financial Services, (6)	6.125%	BBB	10,978,809
226,200	Private Bancorp Incorporated	7.125%	N/R	5,849,532
79,430	Regions Financial Corporation	6.375%	BB	1,967,481
386,625	Regions Financial Corporation	6.375%	B1	9,839,606
133,300	TCF Financial Corporation	7.500%	BB	3,496,459
140,600	Texas Capital Bancshares Inc.	6.500%	BB	3,465,790
3,366	Texas Capital Bancshares	6.500%	BB+	82,299
149,800	U.S. Bancorp.	6.500%	BBB+	4,248,328
219,200	Webster Financial Corporation	6.400%	Ba1	5,403,280
114,200	Wells Fargo & Company	6.625%	BBB+	3,148,494
219,755	Zions Bancorporation	7.900%	BB	6,142,152
95,300	Zions Bancorporation	6.300%	BB	2,443,492
	Total Banks			124,337,352
	Capital Markets – 8.5%
2,894	Affiliated Managers Group Inc.	6.375%	BBB	72,813
28,978	Allied Capital Corporation	6.875%	BBB	723,870
130,200	Apollo Investment Corporation	6.875%	BBB	3,232,866
112,775	Apollo Investment Corporation	6.625%	BBB	2,808,098
2,307	Arlington Asset Investment Corporation	6.625%	N/R	55,737
188,895	Capitala Finance Corporation	7.125%	N/R	4,792,266
340,880	Deutsche Bank Capital Funding Trust II	6.550%	BBB–	8,931,056
150,400	Fifth Street Finance Corporation	6.125%	BBB–	3,660,736
62,800	Gladstone Capital Corporation	6.750%	N/R	1,623,380
56,425	Gladstone Investment Corporation	7.125%	N/R	1,498,084
220,800	Goldman Sachs Group, Inc.	5.500%	BB+	5,290,368
121,700	Hercules Technology Growth Capital Incorporated	7.000%	N/R	3,159,332
107,700	Hercules Technology Growth Capital Incorporated	7.000%	N/R	2,773,275
122,800	Hercules Technology Growth Capital Incorporated, (3)	6.250%	N/R	3,045,440

Nuveen Investments

JPC  Nuveen Preferred Income Opportunities Fund
Portfolio of Investments (continued)  July 31, 2014

Shares	Description (1)	Coupon	Ratings (5)	Value
	Capital Markets (continued)
23,455	JMP Group Inc.	7.250%	N/R	$604,435
175,750	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	3,952,618
24,673	Medley Capital Corporation	7.125%	N/R	632,862
29,175	Medley Capital Corporation	6.125%	N/R	722,957
783,300	Morgan Stanley	7.125%	BB+	21,587,748
6,400	Morgan Stanley	6.875%	BB+	170,304
123,900	MVC Capital Incorporated	7.250%	N/R	3,152,016
4,000	Saratoga Investment Corporation	7.500%	N/R	101,120
276,640	Solar Capital Limited	6.750%	BBB–	6,708,520
130,000	State Street Corporation	5.900%	BBB+	3,350,100
58,953	Triangle Capital Corporation	7.000%	N/R	1,519,219
159,478	Triangle Capital Corporation	6.375%	N/R	4,022,035
	Total Capital Markets			88,191,255
	Consumer Finance – 0.8%
293,934	Discover Financial Services	6.500%	BB	7,471,802
9,989	SLM Corporation, Series A	6.970%	BB	485,465
	Total Consumer Finance			7,957,267
	Diversified Financial Services – 5.7%
204,089	Ares Capital Corporation	7.000%	BBB	5,194,065
4,800	Ares Capital Corporation	5.875%	BBB	123,504
65,000	ING Groep N.V.	7.375%	BBB–	1,665,300
204,023	ING Groep N.V.	7.200%	BBB–	5,261,753
783,499	ING Groep N.V.	7.050%	BBB–	20,128,089
50,000	ING Groep N.V.	6.125%	BBB–	1,265,000
16,600	INTL FCStone Inc.	8.500%	N/R	432,430
72,891	KCAP Financial Inc.	7.375%	N/R	1,882,775
43,369	KKR Financial Holdings LLC	7.500%	A–	1,175,734
348,218	KKR Financial Holdings LLC	7.375%	BBB	8,914,381
217,464	Main Street Capital Corporation	6.125%	N/R	5,436,600
57,070	Oxford Lane Capital Corporation	8.125%	N/R	1,447,295
117,371	Oxford Lane Capital Corporation	7.500%	N/R	2,873,242
125,300	PennantPark Investment Corporation	6.250%	BBB–	3,129,994
	Total Diversified Financial Services			58,930,162
	Diversified Telecommunication Services – 0.6%
185,180	Qwest Corporation	7.000%	BBB–	4,764,681
57,500	Verizon Communications Inc.	5.900%	A–	1,461,650
	Total Diversified Telecommunication Services			6,226,331
	Food Products – 1.7%
261,768	CHS Inc.	7.875%	N/R	7,656,714
360,600	CHS Inc.	7.100%	N/R	9,750,624
	Total Food Products			17,407,338
	Insurance – 10.8%
104,045	Aegon N.V.	8.000%	Baa1	2,947,595
203,752	Aegon N.V.	6.375%	Baa1	5,193,638
637,100	Arch Capital Group Limited	6.750%	BBB	17,201,700
273,900	Argo Group US Inc.	6.500%	BBB–	6,661,248
54,020	Aspen Insurance Holdings Limited	7.250%	BBB–	1,405,600
393,800	Aspen Insurance Holdings Limited	5.950%	BBB–	9,797,744
425,908	Axis Capital Holdings Limited	6.875%	BBB	11,031,017
38,000	Delphi Financial Group, Inc., (7)	7.376%	BBB–	941,689
165,000	Endurance Specialty Holdings Limited	7.500%	BBB–	4,331,250
42,470	Hanover Insurance Group	6.350%	Ba1	1,032,870
138,124	Hartford Financial Services Group Inc.	7.875%	BB+	4,106,427

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (5)	Value
	Insurance (continued)
432,200	Kemper Corporation	7.375%	Ba1	$11,189,658
298,139	Maiden Holdings Limited	8.250%	BB	7,694,968
257,133	Maiden Holdings NA Limited	8.000%	BBB–	6,677,744
291,133	Maiden Holdings NA Limited	7.750%	BBB–	7,639,330
74,000	Montpelier Re Holdings Limited	8.875%	BBB–	2,013,540
76,400	National General Holding Company, (3)	7.500%	N/R	1,910,000
8,205	Prudential PLC	6.750%	A–	209,145
361,265	Reinsurance Group of America Inc.	6.200%	BBB	9,790,282
8,800	Selective Insurance Group	5.875%	BBB+	214,016
	Total Insurance			111,989,461
	Marine – 1.3%
101,635	Costamare Inc.	8.500%	N/R	2,630,314
63,671	Costamare Inc.	7.625%	N/R	1,614,060
9,890	International Shipholding Corporation	9.000%	N/R	1,021,143
18,300	Navios Maritime Holdings Inc.	8.750%	N/R	464,820
89,875	Navios Maritime Holdings Inc.	8.625%	N/R	2,199,151
140,000	Seaspan Corporation	8.250%	N/R	3,661,000
59,650	Seaspan Corporation	6.375%	N/R	1,470,969
	Total Marine			13,061,457
	Multi-Utilities – 0.1%
24,079	Dominion Resources Inc.	8.375%	BBB	618,830
26,579	DTE Energy Company	6.500%	Baa1	694,775
	Total Multi-Utilities			1,313,605
	Oil, Gas & Consumable Fuels – 2.7%
51,163	Atlas Pipeline Partners LP	8.250%	CCC+	1,309,261
157,675	BreitBurn Energy Partners LP	8.250%	N/R	4,015,982
39,310	Callon Petroleum Company	10.000%	N/R	2,123,919
40,694	Legacy Reserves LP	8.000%	N/R	1,021,419
173,700	Legacy Reserves LP	8.000%	N/R	4,266,072
3,294	Magnum Hunter Resources Corporation	8.000%	N/R	162,197
44,862	Miller Energy Resources Inc.	10.500%	N/R	1,142,635
304,300	Nustar Logistics Limited Partnership	7.625%	Ba2	8,191,756
44,275	Scorpio Tankers Inc.	6.750%	N/R	1,122,371
79,700	Tsakos Energy Navigation Limited	8.875%	N/R	2,057,057
60,900	Vanguard Natural Resources LLC	7.875%	N/R	1,576,092
57,700	Vanguard Natural Resources LLC	7.625%	N/R	1,424,613
	Total Oil, Gas & Consumable Fuels			28,413,374
	Real Estate Investment Trust – 17.1%
199,300	AG Mortgage Investment Trust	8.000%	N/R	4,787,186
73,949	American Realty Capital Properties Inc.	6.700%	N/R	1,719,314
249,100	Annaly Capital Management	7.625%	N/R	6,080,531
84,575	Apartment Investment & Management Company	6.875%	BB–	2,143,976
149,500	Apollo Commercial Real Estate Finance	8.625%	N/R	3,936,335
249,100	Apollo Residential Mortgage Inc.	8.000%	N/R	6,028,220
15,400	Arbor Realty Trust Incorporated	8.250%	N/R	385,000
12,500	Arbor Realty Trust Incorporated	7.750%	N/R	306,375
89,025	Arbor Realty Trust Incorporated	7.375%	N/R	2,198,027
70,546	Ashford Hospitality Trust Inc.	9.000%	N/R	1,911,797
117,231	Ashford Hospitality Trust Inc.	8.450%	N/R	2,995,252
33,100	Campus Crest Communities	8.000%	Ba1	849,015
139,015	Capstead Mortgage Corporation	7.500%	N/R	3,345,952
155,426	CBL & Associates Properties Inc.	7.375%	BB	3,893,421
186,579	Cedar Shopping Centers Inc., Series A	7.250%	N/R	4,754,033

Nuveen Investments

JPC  Nuveen Preferred Income Opportunities Fund
Portfolio of Investments (continued)  July 31, 2014

Shares	Description (1)	Coupon	Ratings (5)	Value
	Real Estate Investment Trust (continued)
208,314	Chesapeake Lodging Trust	7.750%	N/R	$5,451,577
23,967	Colony Financial Inc.	8.500%	N/R	626,737
101,850	Colony Financial Inc.	7.500%	N/R	2,475,974
50,000	Coresite Realty Corporation	7.250%	N/R	1,282,000
83,159	CYS Invsetments Inc.	7.750%	N/R	2,033,238
71,974	CYS Invsetments Inc.	7.500%	N/R	1,696,427
270,925	DDR Corporation	6.500%	Baa3	6,819,182
117,328	Digital Realty Trust Inc.	7.375%	Baa3	2,997,730
47,807	Duke Realty Corporation, Series L	6.600%	Baa3	1,211,907
214,845	Dupont Fabros Technology	7.875%	Ba2	5,467,805
98,500	Dynex Capital inc.	8.500%	N/R	2,462,500
5,142	Equity Commonwealth	7.250%	Ba1	133,486
246,100	First Potomac Realty Trust	7.750%	N/R	6,435,515
195,710	Hatteras Financial Corporation	7.625%	N/R	4,638,327
48,490	Health Care REIT, Inc.	6.500%	Baa3	1,247,163
88,850	Hersha Hospitality Trust	6.875%	N/R	2,251,459
63,750	Hospitality Properties Trust	7.125%	Baa3	1,624,350
178,580	Inland Real Estate Corporation	8.125%	N/R	4,652,009
239,102	Invesco Mortgage Capital Inc.	7.750%	N/R	5,824,525
20,700	Kite Realty Group Trust	8.250%	N/R	538,407
185,518	MFA Financial Inc.	8.000%	N/R	4,767,813
11,619	MFA Financial Inc.	7.500%	N/R	278,624
117,798	New York Mortgage Trust Inc.	7.750%	N/R	2,791,813
178,500	Northstar Realty Finance Corporation	8.875%	N/R	4,558,890
329,164	Northstar Realty Finance Corporation, (2)	8.250%	N/R	8,229,100
72,400	Penn Real Estate Investment Trust	7.375%	N/R	1,866,472
200,000	Penn Real Estate Investment Trust	8.250%	N/R	5,264,000
19,350	PS Business Parks, Inc.	6.875%	Baa2	494,199
59,960	PS Business Parks, Inc.	6.450%	Baa2	1,484,010
155,923	Rait Financial Trust	7.750%	N/R	3,795,166
123,830	Rait Financial Trust	7.625%	N/R	3,044,980
37,592	Realty Income Corporation	6.625%	Baa2	978,144
217,000	Regency Centers Corporation	6.625%	Baa3	5,620,300
114,300	Resource Capital Corporation	8.625%	N/R	2,786,634
4,809	Sabra Health Care Real Estate Investement Trust	7.125%	B2	125,226
350,700	Senior Housing Properties Trust	5.625%	BBB–	8,094,156
157,149	Strategic Hotel Capital Inc., Series B	8.250%	N/R	4,016,728
1,175	Sun Communities Inc.	7.125%	N/R	30,162
149,300	Urstadt Biddle Properties	7.125%	N/R	3,799,685
315,850	Winthrop Realty Trust Inc.	9.250%	N/R	8,243,685
69,475	Winthrop Realty Trust Inc.	7.750%	N/R	1,788,981
	Total Real Estate Investment Trust			177,263,520
	Real Estate Management & Development – 0.3%
100,977	Kennedy-Wilson Inc.	7.750%	BB–	2,574,914
	Thrifts & Mortgage Finance – 0.1%
39,002	Everbank Financial Corporation	6.750%	N/R	963,739
	U.S. Agency – 6.5%
123,700	AgriBank FCB, (7)	6.875%	A–	13,065,813
157,375	Cobank Agricultural Credit Bank, (7)	6.250%	A–	16,278,477
38,725	Cobank Agricultural Credit Bank, (7)	6.125%	A–	3,568,753
259,800	Farm Credit Bank of Texas, (7)	6.750%	Baa1	27,270,897
160,700	Federal Agricultural Mortgage Corporation	6.875%	N/R	4,129,990
100,000	Federal Agricultural Mortgage Corporation, (3)	6.000%	N/R	2,507,000
	Total U.S. Agency			66,820,930
	Total $25 Par (or similar) Retail Preferred (cost $678,105,228)			705,450,705

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	CORPORATE BONDS – 5.0% (3.6% of Total Investments)
	Capital Markets – 0.7%
$7,070	Prosepect Capital Corporation	5.875%	3/15/23	BBB	$7,344,712
	Commercial Services & Supplies – 0.4%
3,225	Iron Mountain Inc.	5.750%	8/15/24	B1	3,225,000
650	R.R. Donnelley & Sons Company	6.500%	11/15/23	BB–	667,875
300	R.R. Donnelley & Sons Company	6.000%	4/01/24	BB–	297,000
4,175	Total Commercial Services & Supplies				4,189,875
	Diversified Financial Services – 0.5%
4,100	Jefferies Finance LLC Corporation, 144A	7.375%	4/01/20	B1	4,294,750
1,525	Jefferies Finance LLC Corporation, 144A	6.875%	4/15/22	B1	1,523,094
5,625	Total Diversified Financial Services				5,817,844
	Energy Equipment & Services – 0.5%
5,355	McDermott International Inc., 144A	8.000%	5/01/21	BB	5,462,100
	Food Products – 0.1%
1,010	Land O'Lakes Capital Trust I	7.450%	3/15/28	BB	1,035,250
	Marine – 0.6%
6,120	Teekay Offshore Partners LP	6.000%	7/30/19	N/R	6,074,100
	Oil, Gas & Consumable Fuels – 1.1%
1,657	Breitburn Energy Partners LP	7.875%	4/15/22	B–	1,731,565
7,583	DCP Midstream LLC	5.850%	5/21/43	Baa3	7,355,510
2,120	Legacy Reserves LP Finance Corporation, 144A	6.625%	12/01/21	B	2,125,300
11,360	Total Oil, Gas & Consumable Fuels				11,212,375
	Real Estate Management & Development – 0.3%
3,150	Forestar USA Real Estate Group Inc., 144A	8.500%	6/01/22	BB–	3,276,000
	Tobacco – 0.1%
650	Vector Group Limited, 144A	7.750%	2/15/21	Ba3	689,000
	Wireless Telecommunication Services – 0.7%
2,325	Frontier Communications Corporation	7.125%	1/15/23	Ba2	2,406,375
4,500	Frontier Communications Corporation	7.625%	4/15/24	Ba2	4,691,250
6,825	Total Wireless Telecommunication Services				7,097,625
$51,340	Total Corporate Bonds (cost $51,047,550)				52,198,881
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (5)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 56.9% (41.2% of Total Investments)
	Banks – 19.2%
19,361	Abbey National Capital Trust I	8.963%	N/A (8)	BBB–	$24,394,860
9,625	Bank of America Corporation	8.000%	N/A (8)	BB+	10,588,559
1,850	Bank of America Corporation	8.125%	N/A (8)	BB+	2,047,832
3,575	Barclays Bank PLC, 144A	10.179%	6/12/21	A–	4,911,235
4,430	Barclays PLC	8.250%	N/A (8)	BB+	4,695,800
2,235	Citigroup Inc.	6.300%	N/A (8)	BB+	2,243,940
1,000	Citigroup Inc.	8.400%	N/A (8)	BB+	1,150,500
3,960	Commerzbank AG, 144A	8.125%	9/19/23	BB+	4,650,612
6,725	Credit Agricole SA	7.875%	N/A (8)	BB+	7,143,631
4,500	First Empire Capital Trust I	8.234%	2/01/27	BBB	4,577,513

Nuveen Investments

JPC  Nuveen Preferred Income Opportunities Fund
Portfolio of Investments (continued)  July 31, 2014

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Banks (continued)
1,000	HSBC Bank PLC	0.688%	N/A (8)	A–	$690,000
500	HSBC Bank PLC	0.600%	N/A (8)	A–	344,500
4,654	HSBC Capital Funding LP	10.176%	N/A (8)	BBB+	6,957,730
3,740	JPMorgan Chase & Company	5.150%	N/A (8)	BBB	3,536,544
17,020	JPMorgan Chase & Company	6.750%	N/A (8)	BBB	18,168,850
22,082	JPMorgan Chase & Company	7.900%	N/A (8)	BBB	24,317,803
11,525	Lloyd's Banking Group PLC	7.500%	N/A (8)	BB	12,101,250
2,150	M&T Bank Corporation	6.450%	N/A (8)	BBB	2,279,000
5,000	PNC Financial Services Inc.	6.750%	N/A (8)	BBB	5,575,000
4,883	Royal Bank of Scotland Group PLC	7.648%	N/A (8)	BB	5,811,747
11,656	Societe Generale, 144A	7.875%	N/A (8)	BB+	12,195,090
570	Standard Chartered PLC, 144A	7.014%	N/A (8)	BBB+	649,800
22,101	Wells Fargo & Company	7.980%	N/A (8)	BBB+	25,062,534
7,290	Wells Fargo & Company	5.900%	N/A (8)	BBB+	7,614,405
6,765	Zions Bancorporation	7.200%	N/A (8)	BB	7,204,725
	Total Banks				198,913,460
	Capital Markets – 2.0%
14,820	Credit Suisse Group AG	7.500%	N/A (8)	BB+	16,264,950
3,775	Goldman Sachs Group Inc.	5.700%	N/A (8)	BB+	3,844,838
175	Morgan Stanley	5.450%	N/A (8)	BB+	175,219
	Total Capital Markets				20,285,007
	Consumer Finance – 0.3%
2,640	Ally Financial Inc.	7.000%	N/A (8)	B	2,626,800
	Diversified Financial Services – 10.0%
16,400	Agstar Financial Services Inc., 144A	6.750%	N/A (8)	BB	16,728,000
7,085	BNP Paribas, 144A	7.195%	N/A (8)	BBB	8,192,031
9,500	General Electric Capital Corporation	6.250%	N/A (8)	AA–	10,545,000
32,205	General Electric Capital Corporation, (6)	7.125%	N/A (8)	AA–	37,679,850
2,765	ING US Inc.	5.650%	5/15/53	Ba1	2,813,388
20,713	Rabobank Nederland, 144A	11.000%	N/A (8)	A–	27,776,133
	Total Diversified Financial Services				103,734,402
	Insurance – 23.6%
1,183	AG2R La Mondiale Vie	7.625%	N/A (8)	BBB–	1,316,895
4,800	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	6,408,000
5,000	Allstate Corporation, (2)	6.500%	5/15/57	Baa1	5,462,500
2,650	Aquarius & Investments PLC fbo SwissRe	8.250%	N/A (8)	N/R	2,958,063
8,000	Aviva PLC, Reg S	8.250%	N/A (8)	BBB	9,013,600
1,675	AXA SA	8.600%	12/15/30	A3	2,252,875
23,799	Catlin Insurance Company Limited	7.249%	N/A (8)	BBB+	24,572,468
2,815	Cloverie PLC Zurich Insurance	8.250%	N/A (8)	A	3,251,325
2,300	CNP Assurances	7.500%	N/A (8)	BBB+	2,564,588
32,040	Financial Security Assurance Holdings, 144A	6.400%	12/15/66	BBB+	28,515,600
1,755	Friends Life Holdings PLC	7.875%	N/A (8)	BBB+	1,966,478
14,055	Glen Meadows Pass Through Trust	6.505%	2/12/67	BB+	13,879,313
1,030	Great West Life & Annuity Insurance Capital LP II, 144A	7.153%	5/16/46	A–	1,071,200
12,225	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	14,486,625
2,665	Lincoln National Corporation, (2)	7.000%	5/17/66	BBB	2,736,622
1,750	Lincoln National Corporation, (2)	6.050%	4/20/67	BBB	1,767,500
9,335	MetLife Capital Trust IV, 144A	7.875%	12/15/67	BBB	11,808,775
10,745	MetLife Capital Trust X, 144A	9.250%	4/08/38	BBB	15,419,075
1,150	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	1,319,226
13,770	Nationwide Financial Services Inc.	6.750%	5/15/37	Baa2	14,449,894
6,855	Provident Financing Trust I	7.405%	3/15/38	Baa3	7,964,002
3,415	Prudential Financial Inc., (2)	5.875%	9/15/42	BBB+	3,696,738
13,535	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	14,651,638
18,168	Symetra Financial Corporation, 144A	8.300%	10/15/37	BBB–	19,258,080

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Insurance (continued)
5,944	Swiss Re Capital I, 144A	6.854%	N/A (8)	A	$6,315,500
14,485	White Mountains Insurance Group	7.506%	N/A (8)	BB+	15,281,675
8,250	XL Capital Ltd, (2)	6.500%	N/A (8)	BBB	8,085,000
4,000	ZFS Finance USA Trust II, 144A	6.450%	12/15/65	A	4,310,000
	Total Insurance				244,783,255
	Machinery – 0.1%
1,020	Stanley Black and Decker, Inc.	5.750%	12/15/53	BBB+	1,104,788
	Real Estate Investment Trust – 1.5%
11,705	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (8)	BB+	15,426,300
	US Agency – 0.2%
1,700	Farm Credit Bank of Texas	10.000%	N/A (8)	Baa1	2,072,931
	Total $1,000 Par (or similar) Institutional Preferred (cost $537,444,679)				588,946,943
Shares	Description (1), (4)				Value
	INVESTMENT COMPANIES – 1.0% (0.7% of Total Investments)
82,080	AllianceBernstein Global High Income Fund				$1,126,958
155,134	Ares Dynamic Credit Allocation Fund				2,735,012
148,108	Cushing Royalty and Income Fund				2,882,182
679,485	MFS Intermediate Income Trust				3,546,912
	Total Investment Companies (cost $10,474,228)				10,291,064
	Total Long-Term Investments (cost $1,336,819,406)				1,417,380,427
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 1.3% (1.0% of Total Investments)
$13,779	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/14, repurchase price $13,779,419, collateralized by $14,120,000 U.S. Treasury Notes, 2.125%, due 6/30/21, value $14,057,474	0.000%	8/01/14		$13,779,419
	Total Short-Term Investments (cost $13,779,419)				13,779,419
	Total Investments (cost $1,350,598,825) – 138.3%				1,431,159,846
	Borrowings – (38.9)% (9), (10)				(402,500,000)
	Other Assets Less Liabilities – 0.6% (11)				6,485,693
	Net Assets Applicable to Common Shares – 100%				$1,035,145,539

Investments in Derivatives as of July 31, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (12)	Termination Date	Unrealized Appreciation (Depreciation) (11)
JPMorgan	$114,296,000	Receive	1-Month USD-LIBOR-BBA	1.255%	Monthly	12/01/14	12/01/18	$2,034,031
JPMorgan	114,296,000	Receive	1-Month USD-LIBOR-BBA	1.673	Monthly	12/01/14	12/01/20	3,321,235
Morgan Stanley	69,725,000	Receive	1-Month USD-LIBOR-BBA	2.064	Monthly	3/21/11	3/21/16	(1,856,561)
	$298,317,000							$3,498,705

Nuveen Investments

JPC  Nuveen Preferred Income Opportunities Fund
Portfolio of Investments (continued)  July 31, 2014

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Investment, or portion of investment, is out on loan as described in Note 8 – Borrowing Arrangements. The total value of investments out on loan as of the end of the reporting period was $14,317,300.

(3)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)  A copy of the most recent financial statements for the exchange-traded funds and investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(5)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(7)  For fair value measurement disclosure purposes, $25 Par (or similar) Retail Preferred classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)  Perpetual security. Maturity date is not applicable.

(9)  The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $877,967,233 have been pledged as collateral for Borrowings.

(10)  Borrowings as a percentage of Total Investments is 28.1%.

(11)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(12)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

N/A  Not applicable.

ADR  American Depositary Receipt.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S  Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT  Real Estate Investment Trust.

USD-LIBOR-BBA  United States Dollar – London Inter-Bank Offered Rate – British Bankers' Association.

See accompanying notes to financial statements.

Nuveen Investments

JPI

Nuveen Preferred and Income Term Fund

Portfolio of Investments  July 31, 2014

Shares	Description (1)	Coupon	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 137.2% (99.4% of Total Investments)
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 46.7% (33.8% of Total Investments)
	Banks – 9.9%
487,466	Citigroup Inc.	7.125%	BB+	$13,312,696
326,869	Citigroup Inc.	6.875%	BB+	8,782,970
80,500	City National Corporation	6.750%	BBB–	2,315,180
15,100	Countrywide Capital Trust III	7.000%	BB+	383,691
121,300	Fifth Third Bancorp.	6.625%	BBB–	3,264,183
125,000	PNC Financial Services	6.125%	BBB	3,403,750
98,653	Private Bancorp Incorporated	7.125%	N/R	2,551,167
87,100	Regions Financial Corporation	6.375%	BB	2,157,467
356,800	Regions Financial Corporation	6.375%	B1	9,080,560
153,800	Texas Capital Bancshares Inc.	6.500%	BB	3,791,170
38,800	U.S. Bancorp.	6.500%	BBB+	1,100,368
122,900	Wells Fargo & Company	6.625%	BBB+	3,388,353
145,900	Zions Bancorporation, (4)	6.300%	BB	3,740,876
	Total Banks			57,272,431
	Capital Markets – 4.7%
242,100	Goldman Sachs Group, Inc.	5.500%	BB+	5,800,716
645,200	Morgan Stanley	7.125%	BB+	17,781,712
7,000	Morgan Stanley	6.875%	BB+	186,270
139,800	State Street Corporation	5.900%	BBB+	3,602,646
	Total Capital Markets			27,371,344
	Consumer Finance – 0.6%
149,800	Discover Financial Services	6.500%	BB	3,807,916
	Diversified Financial Services – 5.1%
601,000	ING Groep N.V	7.375%	BBB–	15,397,620
276,273	ING Groep N.V	7.200%	BBB–	7,125,081
167,268	ING Groep N.V	7.050%	BBB–	4,297,115
40,000	ING Groep N.V	6.375%	BBB–	1,015,200
76,800	KKR Financial Holdings LLC	7.375%	BBB	1,966,080
	Total Diversified Financial Services			29,801,096
	Diversified Telecommunication Services – 0.3%
62,000	Verizon Communications Inc.	5.900%	A–	1,576,040
	Food Products – 2.2%
282,472	CHS Inc.	7.875%	N/R	8,262,306
161,100	CHS Inc.	7.100%	N/R	4,356,144
	Total Food Products			12,618,450
	Insurance – 10.7%
15,000	Aegon N.V	8.000%	Baa1	424,950
193,000	Arch Capital Group Limited	6.750%	BBB	5,211,000
59,200	Aspen Insurance Holdings Limited	7.250%	BBB–	1,540,384
432,500	Aspen Insurance Holdings Limited	5.950%	BBB–	10,760,600
177,623	Axis Capital Holdings Limited	6.875%	BBB	4,600,436
40,800	Delphi Financial Group, Inc., (3)	7.376%	BBB–	1,011,077
199,000	Endurance Specialty Holdings Limited	7.500%	BBB–	5,223,750
147,600	Hartford Financial Services Group Inc.	7.875%	BB+	4,388,148
263,800	Kemper Corporation	7.375%	Ba1	6,829,782

Nuveen Investments

JPI  Nuveen Preferred and Income Term Fund
Portfolio of Investments (continued)  July 31, 2014

Shares	Description (1)	Coupon		Ratings (2)	Value
	Insurance (continued)
398,546	Maiden Holdings Limited	8.250%		BB	$10,286,472
163,333	Maiden Holdings Limited	7.750%		BBB–	4,285,858
79,200	Montpelier Re Holdings Limited	8.875%		BBB–	2,155,032
205,000	Reinsurance Group of America Inc.	6.200%		BBB	5,555,500
	Total Insurance				62,272,989
	Oil, Gas & Consumable Fuels – 0.9%
198,600	Nustar Logistics Limited Partnership	7.625%		Ba2	5,346,312
	U.S. Agency – 12.3%
138,200	AgriBank FCB, (3)	6.875%		A–	14,597,375
100,000	Cobank Agricultural Credit Bank, (3)	11.000%		A–	5,125,000
173,800	Cobank Agricultural Credit Bank, 144A, (3)	6.250%		A–	17,977,438
252,600	Farm Credit Bank of Texas, 144A, (3)	6.750%		Baa1	26,515,118
172,400	Federal Agricultural Mortgage Corporation	6.875%		N/R	4,430,680
100,000	Federal Agricultural Mortgage Corporation, (5)	6.000%		N/R	2,507,000
	Total U.S. Agency				71,152,611
	Total $25 Par (or similar) Retail Preferred (cost $263,157,206)				271,219,189
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 1.4% (1.0% of Total Investments)
	Food Products – 0.2%
$1,090	Land O'Lakes Capital Trust I, 144A	7.450%	3/15/28	BB	$1,117,250
	Insurance – 1.2%
4,430	Nationwide Mutual Insurance Company, 144A, (4)	9.375%	8/15/39	A–	6,846,698
$5,520	Total Corporate Bonds (cost $7,112,283)				7,963,948
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 89.1% (64.6% of Total Investments)
	Banks – 36.5%
4,910	Abbey National Capital Trust I	8.963%	N/A (6)	BBB–	$6,186,600
17,505	Bank of America Corporation	8.000%	N/A (6)	BB+	19,257,426
2,300	Bank of America Corporation	8.125%	N/A (6)	BB+	2,545,953
4,000	Barclays Bank PLC, 144A	10.179%	6/12/21	A–	5,495,088
4,760	Barclays PLC	8.250%	N/A (6)	BB+	5,045,600
2,395	Citigroup Inc.	6.300%	N/A (6)	BB+	2,404,580
4,265	Commerzbank AG, 144A	8.125%	9/19/23	BB+	5,008,803
7,355	Credit Agricole SA, 144A	7.875%	N/A (6)	BB+	7,812,849
25,285	General Electric Capital Corporation	7.125%	N/A (6)	AA–	29,583,450
8,031	HSBC Capital Funding LP, 144A	10.176%	N/A (6)	BBB+	12,006,345
10,905	JPMorgan Chase & Company	6.750%	N/A (6)	BBB	11,641,088
24,330	JPMorgan Chase & Company	7.900%	N/A (6)	BBB	26,793,413
11,975	Lloyd's Banking Group PLC	7.500%	N/A (6)	BB	12,573,750
2,310	M&T Bank Corporation	6.450%	N/A (6)	BBB	2,448,600
2,000	PNC Financial Services Inc.	6.750%	N/A (6)	BBB	2,230,000
5,473	Royal Bank of Scotland Group PLC	7.648%	N/A (6)	BB	6,513,965
12,565	Societe Generale, 144A	7.875%	N/A (6)	BB+	13,146,131
23,730	Wells Fargo & Company	7.980%	N/A (6)	BBB+	26,909,820
7,825	Wells Fargo & Company	5.900%	N/A (6)	BBB+	8,173,213
6,017	Zions Bancorporation	7.200%	N/A (6)	BB	6,408,105
	Total Banks				212,184,779

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Capital Markets – 3.7%
15,700	Credit Suisse Group AG, 144A	7.500%	N/A (6)	BB+	$17,230,750
3,950	Goldman Sachs Group Inc.	5.700%	N/A (6)	BB+	4,023,075
	Total Capital Markets				21,253,825
	Diversified Financial Services – 10.0%
15,700	Agstar Financial Services Inc., 144A	6.750%	N/A (6)	BB	16,014,000
7,625	BNP Paribas, 144A	7.195%	N/A (6)	BBB	8,816,406
3,025	ING US Inc.	5.650%	5/15/53	Ba1	3,077,938
22,358	Rabobank Nederland, 144A	11.000%	N/A (6)	A–	29,981,408
	Total Diversified Financial Services				57,889,752
	Insurance – 35.1%
1,309	AG2R La Mondiale Vie	7.625%	N/A (6)	BBB–	1,457,156
7,781	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	10,387,635
2,850	Aquarius & Investments PLC fbo SwissRe	8.250%	N/A (6)	N/R	3,181,313
13,740	Aviva PLC, Reg S	8.250%	N/A (6)	BBB	15,480,858
1,945	AXA SA	8.600%	12/15/30	A3	2,616,025
25,585	Catlin Insurance Company Limited, 144A	7.249%	N/A (6)	BBB+	26,416,513
2,640	Cloverie PLC Zurich Insurance	8.250%	N/A (6)	A	3,049,200
2,500	CNP Assurances	7.500%	N/A (6)	BBB+	2,787,596
36,660	Financial Security Assurance Holdings, 144A	6.400%	12/15/66	BBB+	32,627,400
2,424	Friends Life Holdings PLC	7.875%	N/A (6)	BBB+	2,716,092
15,090	Glen Meadows Pass Through Trust, 144A, (4)	6.505%	2/12/67	BB+	14,901,375
1,120	Great West Life & Annuity Insurance Capital LP II, 144A, (4)	7.153%	5/16/46	A–	1,164,800
780	Lincoln National Corporation, (4)	7.000%	5/17/66	BBB	800,963
11,435	MetLife Capital Trust X, 144A, (4)	9.250%	4/08/38	BBB	16,409,225
7,703	Provident Financing Trust I	7.405%	3/15/38	Baa3	8,949,191
3,325	Prudential Financial Inc., (4)	5.875%	9/15/42	BBB+	3,599,313
14,800	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	16,021,000
28,226	Symetra Financial Corporation, 144A	8.300%	10/15/37	BBB–	29,919,560
10,915	White Mountains Insurance Group, 144A	7.506%	N/A (6)	BB+	11,515,325
	Total Insurance				204,000,540
	Machinery – 0.2%
1,095	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	1,186,022
	Real Estate Investment Trust – 3.5%
15,298	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (6)	BB+	20,161,601
	U.S. Agency – 0.1%
752	Farm Credit Bank of Texas	10.000%	N/A (6)	Baa1	916,965
	Total $1,000 Par (or similar) Institutional Preferred (cost $488,453,740)				517,593,484
	Total Long-Term Investments (cost $758,723,229)				796,776,621
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 0.8% (0.6% of Total Investments)
$4,459	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/14, repurchase price $4,458,983, collateralized by $4,545,000 U.S. Treasury Notes, 2.250%, due 7/31/21, value $4,550,681	0.000%	8/01/14		$4,458,983
	Total Short-Term Investments (cost $4,458,983)				4,458,983
	Total Investments (cost $763,182,212) – 138.0%				801,235,604
	Borrowings – (38.8)% (7), (8)				(225,000,000)
	Other Assets Less Liabilities – 0.8% (9)				4,280,475
	Net Assets Applicable to Common Shares – 100%				$580,516,079

Nuveen Investments

JPI  Nuveen Preferred and Income Term Fund
Portfolio of Investments (continued)  July 31, 2014

Investments in Derivatives as of July 31, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (10)	Termination Date	Unrealized Appreciation (Depreciation) (9)
JPMorgan	$84,375,000	Receive	1-Month USD-LIBOR-BBA	1.498%	Monthly	12/01/14	12/01/18	$700,712
JPMorgan	84,375,000	Receive	1-Month USD-LIBOR-BBA	1.995	Monthly	12/01/14	12/01/20	896,594
	$168,750,000							$1,597,306

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)  For fair value measurement disclosure purposes, $25 Par (or similar) Retail Preferred classified as Level 2. See Notes to Financial Statements, Note 2– Investment Valuation and Fair Value Measurements for more information.

(4)  Investment, or portion of investment, is out on loan as described in Note 8 – Borrowing Arrangements. The total value of investments out on loan as of the end of the reporting period was $35,695,200.

(5)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(6)  Perpetual security. Maturity date is not applicable.

(7)  The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $508,093,676 have been pledged as collateral for Borrowings.

(8)  Borrowings as a percentage of Total Investments is 28.1%.

(9)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(10)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

N/A  Not applicable.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S  Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

USD-LIBOR-BBA  United States Dollar – London Inter-Bank Offered Rate – British Bankers' Association.

See accompanying notes to financial statements.

Nuveen Investments

JPW

Nuveen Flexible Investment Income Fund

Portfolio of Investments  July 31, 2014

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 140.6% (99.5% of Total Investments)
	COMMON STOCKS – 25.9% (18.3% of Total Investments)
	Automobiles – 0.7%
30,300	Ford Motor Company	$515,706
	Banks – 0.7%
11,125	Citigroup Inc.	544,124
	Capital Markets – 8.6%
41,400	Apollo Global Management LLC, Class A	1,087,164
69,700	Ares Capital Corporation	1,164,687
38,825	Arlington Asset Investment Corporation, Class A	1,012,556
45,886	Hercules Technology Growth Capital, Inc.	753,448
38,788	Medley Capital Corporation	487,565
72,676	PennantPark Floating Rate Capital Inc.	1,002,929
18,900	TCP Capital Corporation	323,190
33,928	TriplePoint Venture Growth Business Development Company Corporation, Class B	516,723
	Total Capital Markets	6,348,262
	Communications Equipment – 0.8%
45,100	Ericsson LM Telefonaktiebolaget, ADR	560,593
	Diversified Consumer Services – 0.7%
21,600	Stonemor Partners LP	525,744
	Diversified Financial Services – 0.7%
28,874	Compass Diversified Trust	508,760
	Energy Equipment & Services – 2.0%
76,050	Key Energy Services Inc., (2)	466,947
13,875	Seadrill Limited	503,108
16,200	Seadrill Partners LLC	524,880
	Total Energy Equipment & Services	1,494,935
	Hotels, Restaurants & Leisure – 0.7%
21,000	Hilton Worldwide Holdings Inc., (2)	508,410
	Insurance – 1.4%
9,675	American International Group, Inc.	502,907
10,025	Endurance Specialty Holdings Limited	530,222
	Total Insurance	1,033,129
	Machinery – 0.7%
10,675	Woodward Governor Company	533,323
	Media – 0.4%
18,525	National CineMedia, Inc.	297,512
	Oil, Gas & Consumable Fuels – 3.7%
23,900	Crestwood Midstream Partners LP	520,064
17,875	Energy Transfer Equity LP	972,221
17,150	LinnCo LLC	498,894
58,282	Whiting USA Trust II	762,329
	Total Oil, Gas & Consumable Fuels	2,753,508

Nuveen Investments

JPW  Nuveen Flexible Investment Income Fund
Portfolio of Investments (continued)  July 31, 2014

Shares	Description (1)			Value
	Pharmaceuticals – 0.7%
17,025	Pfizer Inc.			$488,618
	Real Estate Investment Trust – 2.8%
41,900	American Realty Capital Properties Inc,			549,309
36,000	Hannon Armstrong Sustainable Infrastructure Capital Inc.			493,560
84,850	New Residential Investment			507,400
31,200	Northstar Realty Finance Corporation			502,320
	Total Real Estate Investment Trust			2,052,589
	Real Estate Management & Development – 0.7%
27,505	Forestar Real Estate Group Inc., (2)			514,344
	Semiconductors & Equipment – 0.6%
19,875	Microsemi Corporation, (2)			476,603
	Total Common Stocks (cost $18,871,333)			19,156,160
Shares	Description (1), (3)			Value
	EXCHANGE-TRADED FUNDS – 2.0% (1.5% of Total Investments)
9,825	AdvisorShares TrimTabs Float Shrink ETF			$495,180
16,300	Cambria Shareholder Yield ETF			490,793
11,750	PowerShares Buyback Achievers Portfolio			518,998
	Total Exchange-Traded Funds (cost $1,540,512)			1,504,971
Shares	Description (1)	Coupon	Ratings (4)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 84.1% (59.5% of Total Investments)
	Banks – 7.0%
27,860	Boston Private Financial Holdings Inc.	6.950%	N/R	$695,386
18,100	Citigroup Inc.	7.125%	BB+	494,311
18,890	City National Corporation	6.750%	BBB–	543,276
6,100	Fifth Third Bancorp.	6.625%	BBB–	164,151
18,676	FNB Corporation	7.250%	Ba3	509,855
24,873	Private Bancorp Incorporated	7.125%	N/R	643,216
7,700	Regions Financial Corporation	6.375%	B1	195,965
12,697	TCF Financial Corporation	7.500%	BB	333,042
7,790	TCF Financial Corporation	6.450%	BB	190,855
24,600	Texas Capital Bancshares	6.500%	BB+	601,470
9,503	Twenty First Century Fox Inc.	8.000%	N/R	272,356
22,143	Webster Financial Corporation	6.400%	Ba1	545,825
	Total Banks			5,189,708
	Capital Markets – 14.8%
20,000	Affiliated Managers Group Inc.	6.375%	BBB	503,200
23,440	Allied Capital Corporation	6.875%	BBB	585,531
31,400	Apollo Investment Corporation	6.875%	BBB	779,662
6,844	Apollo Investment Corporation	6.625%	BBB	170,416
500	Arlington Asset Investment Corporation	6.625%	N/R	12,080
31,021	BGC Partners Inc.	8.125%	BBB–	842,841
28,125	Capitala Finance Corporation	7.125%	N/R	713,531
39,444	Fifth Street Finance Corporation	6.125%	BBB–	960,067
2,100	Fifth Street Finance Corporation	5.875%	BBB–	51,765
14,000	Gladstone Capital Corporation	6.750%	N/R	361,900
14,012	Hercules Technology Growth Capital Incorporated	7.000%	N/R	363,752
40,200	Hercules Technology Growth Capital Incorporated, (2)	6.250%	N/R	996,960
5,200	JMP Group Inc.	7.250%	N/R	134,004
47,076	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	1,058,739
6,550	Medley Capital Corporation	6.125%	N/R	162,309

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (4)	Value
	Capital Markets (continued)
20,328	Morgan Stanley	7.125%	BB+	$560,240
39,143	MVC Capital Incorporated	7.250%	N/R	995,798
8,334	Saratoga Investment Corporation	7.500%	N/R	210,684
28,780	Solar Capital Limited	6.750%	BBB–	697,915
30,295	Triangle Capital Corporation	6.375%	N/R	764,040
	Total Capital Markets			10,925,434
	Consumer Finance – 0.5%
10,000	Discover Financial Services	6.500%	BB	254,200
2,645	SLM Corporation, Series A	6.970%	BB	128,547
	Total Consumer Finance			382,747
	Diversified Financial Services – 5.2%
1,461	INTL FCStone Inc.	8.500%	N/R	38,059
21,659	KCAP Financial Inc.	7.375%	N/R	559,452
36,145	KKR Financial Holdings LLC	7.375%	BBB	925,312
29,075	Main Street Capital Corporation	6.125%	N/R	726,875
6,850	Oxford Lane Capital Corporation	8.125%	N/R	173,716
29,320	Oxford Lane Capital Corporation	7.500%	N/R	717,754
26,818	PennantPark Investment Corporation	6.250%	BBB–	669,914
	Total Diversified Financial Services			3,811,082
	Food Products – 1.1%
30,300	CHS Inc.	7.100%	N/R	819,312
	Insurance – 6.3%
21,038	Argo Group US Inc.	6.500%	BBB–	511,644
3,720	Aspen Insurance Holdings Limited	7.401%	BBB–	99,696
10,000	Aspen Insurance Holdings Limited	7.250%	BBB–	260,200
10,955	Axis Capital Holdings Limited	6.875%	BBB	283,735
19,065	Endurance Specialty Holdings Limited	7.500%	BBB–	500,456
17,148	Hanover Insurance Group	6.350%	Ba1	417,039
43,925	Kemper Corporation	7.375%	Ba1	1,137,218
15,000	Maiden Holdings NA Limited	8.000%	BBB–	389,550
19,325	Maiden Holdings NA Limited	7.750%	BBB–	507,088
11,350	National General Holding Company, (2)	7.500%	N/R	283,750
12,400	Selective Insurance Group	5.875%	BBB+	301,568
	Total Insurance			4,691,944
	Marine – 4.0%
8,400	Costamare Inc.	8.500%	N/R	217,392
24,024	Costamare Inc.	7.625%	N/R	609,008
1,790	International Shipholding Corporation	9.000%	N/R	184,818
2,700	Navios Maritime Holdings Inc.	8.750%	N/R	68,580
30,325	Navios Maritime Holdings Inc.	8.625%	N/R	742,022
31,200	Seaspan Corporation	8.250%	N/R	815,880
13,905	Seaspan Corporation	6.375%	N/R	342,897
	Total Marine			2,980,597
	Oil, Gas & Consumable Fuels – 8.8%
11,040	Atlas Pipeline Partners LP	8.250%	CCC+	282,514
27,850	BreitBurn Energy Partners LP	8.250%	N/R	709,340
8,000	Callon Petroleum Company	10.000%	N/R	432,240
11,704	Legacy Reserves LP	8.000%	N/R	293,770
20,725	Legacy Reserves LP	8.000%	N/R	509,006
16,379	Magnum Hunter Resources Corporation	8.000%	N/R	806,502

Nuveen Investments

JPW  Nuveen Flexible Investment Income Fund
Portfolio of Investments (continued)  July 31, 2014

Shares	Description (1)	Coupon	Ratings (4)	Value
	Oil, Gas & Consumable Fuels (continued)
6,691	Miller Energy Resources Inc.	10.500%	N/R	$170,420
25,551	Nustar Logistics Limited Partnership	7.625%	Ba2	687,833
9,850	Scorpio Tankers Inc.	6.750%	N/R	249,698
38,939	Teekay Offshore Partners LP	7.250%	N/R	996,838
16,000	Tsakos Energy Navigation Limited	8.875%	N/R	412,960
35,525	Vanguard Natural Resources LLC	7.875%	N/R	919,387
	Total Oil, Gas & Consumable Fuels			6,470,508
	Real Estate Investment Trust – 31.5%
27,675	AG Mortgage Investment Trust	8.000%	N/R	664,754
18,775	American Realty Capital Properties Inc.	6.700%	N/R	436,519
21,425	Annaly Capital Management	7.625%	N/R	522,984
18,900	Annaly Capital Management	7.500%	N/R	456,057
12,500	Apartment Investment & Management Company	6.875%	BB–	316,875
19,890	Apollo Commercial Real Estate Finance	8.625%	N/R	523,704
27,000	Apollo Residential Mortgage Inc.	8.000%	N/R	653,400
26,525	Arbor Realty Trust Incorporated	8.250%	N/R	663,125
14,213	Ashford Hospitality Trust Inc.	9.000%	N/R	385,172
8,800	Campus Crest Communities	8.000%	Ba1	225,720
11,821	CBL & Associates Properties Inc.	7.375%	BB	296,116
20,400	Cedar Shopping Centers Inc., Series A	7.250%	N/R	519,792
25,760	Chesapeake Lodging Trust	7.750%	N/R	674,139
5,633	Colony Financial Inc.	8.500%	N/R	147,303
22,975	Colony Financial Inc.	7.500%	N/R	558,522
20,000	Coresite Realty Corporation	7.250%	N/R	512,800
19,273	Corporate Office Properties Trust	7.375%	BB	501,676
5,395	CYS Invsetments Inc.	7.750%	N/R	131,908
28,336	Digital Realty Trust Inc.	7.375%	Baa3	723,985
24,667	Dupont Fabros Technology	7.875%	Ba2	627,775
23,613	Dynex Capital inc.	8.500%	N/R	590,325
9,622	EPR Properties Inc.	6.625%	Baa3	236,701
6,248	Equity Commonwealth	7.250%	Ba1	162,198
13,286	First Potomac Realty Trust	7.750%	N/R	347,429
9,600	Hospitality Properties Trust	7.125%	Baa3	244,608
11,275	Inland Real Estate Corporation	8.125%	N/R	293,714
26,285	Invesco Mortgage Capital Inc.	7.750%	N/R	640,303
23,350	Kite Realty Group Trust	8.250%	N/R	607,334
26,155	MFA Financial Inc.	8.000%	N/R	672,184
13,199	MFA Financial Inc.	7.500%	N/R	316,512
20,925	Northstar Realty Finance Corporation	8.875%	N/R	534,425
22,400	Northstar Realty Finance Corporation	8.750%	N/R	565,152
13,175	Pebblebrook Hotel Trust	8.000%	N/R	350,192
8,844	Penn Real Estate Investment Trust	7.375%	N/R	227,998
17,725	Penn Real Estate Investment Trust	8.250%	N/R	466,522
19,760	Rait Financial Trust	7.750%	N/R	480,958
22,890	Rait Financial Trust	7.625%	N/R	562,865
34,650	Resource Capital Corporation	8.625%	N/R	844,767
20,713	Retail Properties of America	7.000%	N/R	520,311
20,000	Sabra Health Care Real Estate Investement Trust	7.125%	B2	520,800
20,984	Senior Housing Properties Trust	5.625%	BBB–	484,311
7,368	STAG Industrial Inc.	9.000%	BB	204,241
13,829	STAG Industrial Inc.	6.625%	BB	342,544
12,800	Strategic Hotel Capital Inc., Series B	8.250%	N/R	327,168
26,919	Summit Hotel Properties Inc.	7.875%	N/R	701,240
175	Sun Communities Inc.	7.125%	N/R	4,492
27,135	Sunstone Hotel Investors Inc.	8.000%	N/R	723,419
10,282	UMH Properties Inc.	8.250%	N/R	271,445
19,113	Urstadt Biddle Properties	7.125%	N/R	486,426
40,261	Winthrop Realty Trust Inc.	9.250%	N/R	1,050,812
	Total Real Estate Investment Trust			23,323,722

Nuveen Investments

Shares	Description (1)	Coupon		Ratings (4)	Value
	Real Estate Management & Development – 1.1%
30,870	Kennedy-Wilson Inc.	7.750%		BB–	$787,185
	Thrifts & Mortgage Finance – 1.5%
21,281	Astoria Financial Corporation	6.500%		BB	520,746
23,444	Everbank Financial Corporation	6.750%		N/R	579,301
	Total Thrifts & Mortgage Finance				1,100,047
	U.S. Agency – 1.6%
7,950	Cobank Agricultural Credit Bank, (5)	6.125%		A–	732,643
4,000	Farm Credit Bank of Texas, 144A, (5)	6.750%		Baa1	419,875
	Total U.S. Agency				1,152,518
	Wireless Telecommunication Services – 0.7%
20,881	United States Cellular Corporation	6.950%		Baa3	522,647
	Total $25 Par (or similar) Retail Preferred (cost $60,705,644)				62,157,451
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	CORPORATE BONDS – 15.5% (11.0% of Total Investments)
	Capital Markets – 1.5%
$1,050	Prosepect Capital Corporation	5.875%	3/15/23	BBB	$1,090,799
	Commercial Services & Supplies – 2.7%
1,000	Iron Mountain Inc.	5.750%	8/15/24	B1	1,000,000
940	R.R. Donnelley & Sons Company	6.500%	11/15/23	BB–	965,850
1,940	Total Commercial Services & Supplies				1,965,850
	Diversified Financial Services – 1.7%
1,000	Jefferies Finance LLC Corporation, 144A	7.375%	4/01/20	B1	1,047,500
200	Jefferies Finance LLC Corporation, 144A	6.875%	4/15/22	B1	199,750
1,200	Total Diversified Financial Services				1,247,250
	Energy Equipment & Services – 1.8%
1,275	McDermott International Inc., 144A	8.000%	5/01/21	BB	1,300,500
	Marine – 1.1%
375	Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B+	379,688
475	Teekay Offshore Partners LP	6.000%	7/30/19	N/R	471,438
850	Total Marine				851,126
	Oil, Gas & Consumable Fuels – 3.9%
520	Breitburn Energy Partners LP	7.875%	4/15/22	B–	543,400
1,125	DCP Midstream LLC, 144A	5.850%	5/21/43	Baa3	1,091,250
325	Legacy Reserves LP Finance Corporation, 144A	6.625%	12/01/21	B	325,813
900	Seadrill Limited, 144A	6.625%	9/15/20	N/R	893,250
2,870	Total Oil, Gas & Consumable Fuels				2,853,713
	Real Estate Management & Development – 1.2%
880	Forestar USA Real Estate Group Inc., 144A	8.500%	6/01/22	BB–	915,200
	Tobacco – 0.2%
150	Vector Group Limited, 144A	7.750%	2/15/21	Ba3	159,000
	Wireless Telecommunication Services – 1.4%
1,025	Frontier Communications Corporation	7.625%	4/15/24	Ba2	1,068,561
$11,240	Total Corporate Bonds (cost $11,253,936)				11,451,999

Nuveen Investments

JPW  Nuveen Flexible Investment Income Fund
Portfolio of Investments (continued)  July 31, 2014

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 10.1% (7.1% of Total Investments)
	Banks – 2.7%
$900	JPMorgan Chase & Company	6.750%	N/A (6)	BBB	$960,750
1,000	Zions Bancorporation	7.200%	N/A (6)	BB	1,065,000
	Total Banks				2,025,750
	Capital Markets – 0.1%
75	Morgan Stanley	5.450%	N/A (6)	BB+	75,094
	Consumer Finance – 0.7%
515	Ally Financial Inc., 144A	7.000%	N/A (6)	B	512,425
	Insurance – 6.6%
1,800	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	2,133,000
1,000	Nationwide Financial Services Inc.	6.750%	5/15/37	Baa2	1,049,375
675	StanCorp Financial Group Inc.	6.900%	6/01/67	BBB–	707,062
975	XL Capital Ltd	6.500%	N/A (6)	BBB	955,500
	Total Insurance				4,844,937
	Total $1,000 Par (or similar) Institutional Preferred (cost $7,217,445)				7,458,206
Shares	Description (1), (3)				Value
	INVESTMENT COMPANIES – 3.0% (2.1% of Total Investments)
12,205	AllianceBernstein Global High Income Fund				$167,575
58,455	Ares Dynamic Credit Allocation Fund				1,030,562
26,836	Cushing Royalty and Income Fund				522,228
98,480	MFS Intermediate Income Trust				514,065
	Total Investment Companies (cost $2,221,229)				2,234,430
	Total Long-Term Investments (cost $101,810,099)				103,963,217
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 0.7% (0.5% of Total Investments)
$499	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/14, repurchase price $499,141, collateralized by $510,000 U.S. Treasury Notes, 2.250%, due 7/31/21, value $510,638	0.000%	8/01/14		$499,141
	Total Short-Term Investments (cost $499,141)				499,141
	Total Investments (cost $102,309,240) – 141.3%				104,462,358
	Borrowings – (40.6)% (7), (8)				(30,000,000)
	Other Assets Less Liabilities – (0.7)%				(514,485)
	Net Assets Applicable to Common Shares – 100%				$73,947,873

Nuveen Investments

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)  A copy of the most recent financial statements for the exchange-traded funds and investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(4)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)  For fair value measurement disclosure purposes, $25 Par (or similar) Retail Preferred classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)  Perpetual security. Maturity date is not applicable.

(7)  The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $60,802,934 have been pledged as collateral for Borrowings.

(8)  Borrowings as a percentage of Total Investments is 28.7%.

N/A  Not applicable.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  July 31, 2014

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Assets
Long-term investments, at value (cost $1,336,819,406, $758,723,229 and $101,810,099, respectively)	$1,417,380,427	$796,776,621	$103,963,217
Short-term investments, at value (cost approximates value)	13,779,419	4,458,983	499,141
Cash	6,174	—	2,438
Unrealized appreciation on interest rate swaps	5,355,266	1,597,306	—
Receivable for:
Dividends	1,655,520	485,750	139,831
Interest	8,767,338	6,942,722	376,775
Investments sold	1,092,611	131,705	1,005,782
Reclaims	37,093	10,036	—
Other assets	189,485	25,093	4,296
Total assets	1,448,263,333	810,428,216	105,991,480
Liabilities
Borrowings	402,500,000	225,000,000	30,000,000
Unrealized depreciation on interest rate swaps	1,856,561	—	—
Payable for:
Common share dividends	6,033,713	3,525,818	443,512
Investments purchased	1,234,510	576,346	1,454,805
Accrued expenses:
Management fees	1,007,634	587,177	77,187
Interest on borrowings	22,419	13,188	22,068
Trustees fees	182,464	24,425	847
Other	280,493	185,183	45,188
Total liabilities	413,117,794	229,912,137	32,043,607
Net assets applicable to common shares	$1,035,145,539	$580,516,079	$73,947,873
Common shares outstanding	96,977,341	22,752,777	3,705,250
Net asset value ("NAV") per common share outstanding	$10.67	$25.51	$19.96
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$969,773	$227,528	$37,053
Paid-in surplus	1,285,665,292	541,836,890	70,706,986
Undistributed (Over-distribution of) net investment income	(418,077)	668,650	(278,512)
Accumulated net realized gain (loss)	(335,130,659)	(1,867,687)	1,329,228
Net unrealized appreciation (depreciation)	84,059,210	39,650,698	2,153,118
Net assets applicable to common shares	$1,035,145,539	$580,516,079	$73,947,873
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Year Ended July 31, 2014

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Investment Income
Dividends (net of tax withheld of $64,215, $37,144 and $9,392, respectively)	$50,564,356	$18,767,001	$5,601,166
Interest	42,170,731	35,769,550	854,863
Other income	394,114	220,313	—
Total investment income	93,129,201	54,756,864	6,456,029
Expenses
Management fees	11,483,356	6,779,942	837,180
Interest expense on borrowings	4,250,829	2,530,206	231,641
Shareholder servicing agent fees and expenses	4,867	221	125
Custodian fees and expenses	242,911	133,374	27,659
Trustees fees and expenses	39,108	22,032	2,614
Professional fees	78,378	67,989	49,177
Shareholder reporting expenses	220,779	93,540	21,597
Stock exchange listing fees	31,480	8,739	4,337
Investor relations expenses	122,939	87,866	11,399
Other expenses	46,314	33,085	7,994
Total expenses	16,520,961	9,756,994	1,193,723
Net investment income (loss)	76,608,240	44,999,870	5,262,306
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	9,764,850	(1,943,077)	1,386,249
Options written	30,270	—	—
Swaps	(1,790,359)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	31,834,250	26,408,564	2,792,551
Swaps	(2,964,361)	(3,246,113)	—
Net realized and unrealized gain (loss)	36,874,650	21,219,374	4,178,800
Net increase (decrease) in net assets applicable to common shares from operations	$113,482,890	$66,219,244	$9,441,106

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets

	Preferred Income Opportunities (JPC)			Preferred and Income Term (JPI)
	Year Ended 7/31/14	Seven Months Ended 7/31/13	Year Ended 12/31/12	Year Ended 7/31/14	Year Ended 7/31/13
Operations
Net investment income (loss)	$76,608,240	$44,289,492	$73,402,758	$44,999,870	$42,555,776
Net realized gain (loss) from:
Investments and foreign currency	9,764,850	29,849,203	37,117,450	(1,943,077)	13,635,080
Securities sold short	—	—	(1,666,640)	—	—
Options written	30,270	—	2,565,730	—	—
Options purchased	—	—	(158,961)	—	—
Swaps	(1,790,359)	(1,164,775)	(1,942,963)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	31,834,250	(42,091,501)	120,367,362	26,408,564	11,980,059
Securities sold short	—	—	1,293,234	—	—
Options written	—	—	(1,365,960)	—	—
Options purchased	—	—	158,251	—	—
Swaps	(2,964,361)	10,069,799	754,389	(3,246,113)	4,843,419
Net increase (decrease) in net assets applicable to common shares from operations	113,482,890	40,952,218	230,524,650	66,219,244	73,014,334
Distributions to Common Shareholders
From net investment income	(73,673,864)	(42,976,421)	(73,683,563)	(44,891,229)	(42,294,495)
From accumulated net realized gains	—	—	—	(11,110,181)	(2,213,845)
Decrease in net assets applicable to common shares from distributions to common shareholders	(73,673,864)	(42,976,421)	(73,683,563)	(56,001,410)	(44,508,340)
Capital Share Transactions
Common shares:
Cost of shares repurchased and retired	(123,780)	—	—	—	—
Proceeds from sale of shares, net of offering costs	—	—	—	—	65,316,610
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—	223,182
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(123,780)	—	—	—	65,539,792
Net increase (decrease) in net assets applicable to common shares	39,685,246	(2,024,203)	156,841,087	10,217,834	94,045,786
Net assets applicable to common shares at the beginning of period	995,460,293	997,484,496	840,643,409	570,298,245	476,252,459
Net assets applicable to common shares at the end of period	$1,035,145,539	$995,460,293	$997,484,496	$580,516,079	$570,298,245
Undistributed (Over-distribution of) net investment income at the end of period	$(418,077)	$(8,123,697)	$(8,330,468)	$668,650	$653,881

See accompanying notes to financial statements.

Nuveen Investments

	Flexible Investment Income (JPW)
	Year Ended 7/31/14	For the Period 6/25/13 (commencement of operations) through 7/31/13
Operations
Net investment income (loss)	$5,262,306	$119,563
Net realized gain (loss) from:
Investments and foreign currency	1,386,249	6,700
Securities sold short	—	—
Options written	—	—
Options purchased	—	—
Swaps	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	2,792,551	(639,433)
Securities sold short	—	—
Options written	—	—
Options purchased	—	—
Swaps	—	—
Net increase (decrease) in net assets applicable to common shares from operations	9,441,106	(513,170)
Distributions to Common Shareholders
From net investment income	(5,602,338)	—
From accumulated net realized gains	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(5,602,338)	—
Capital Share Transactions
Common shares:
Cost of shares repurchased and retired	—	—
Proceeds from sale of shares, net of offering costs	3,812,000	66,710,000
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	3,812,000	66,710,000
Net increase (decrease) in net assets applicable to common shares	7,650,768	66,196,830
Net assets applicable to common shares at the beginning of period	66,297,105	100,275
Net assets applicable to common shares at the end of period	$73,947,873	$66,297,105
Undistributed (Over-distribution of) net investment income at the end of period	$(278,512)	$119,563

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Cash Flows  Year Ended July 31, 2014

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$113,482,890	$66,219,244	$9,441,106
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(557,716,695)	(289,328,935)	(101,212,819)
Proceeds from sales and maturities of investments	558,752,733	299,388,787	66,490,557
Proceeds from (Purchases of) short-term investments, net	162,887	305,023	1,279,092
Proceeds from (Payments for) swap contracts, net	(1,790,359)	—	—
Premiums received for options written	30,270	—	—
Amortization (Accretion) of premiums and discounts, net	3,390,786	626,536	183,214
(Increase) Decrease in:
Receivable for dividends	(373,155)	(371,971)	(23,968)
Receivable for interest	550,405	1,474,935	(314,089)
Receivable for investments sold	896,785	1,402,258	(1,005,782)
Receivable for reclaims	28,874	(10,036)	—
Other assets	5,474	25,038	(4,296)
Increase (Decrease) in:
Payable for investments purchased	(7,596,628)	(2,318,059)	641,889
Accrued management fees	27,392	7,310	28,149
Accrued interest on borrowings	(2,820)	(1,576)	22,068
Accrued Trustees fees	(10,875)	7,389	245
Accrued other expenses	(52,199)	18,828	1,926
Net realized (gain) loss from:
Investments and foreign currency	(9,764,850)	1,943,077	(1,386,249)
Options written	(30,270)	—	—
Swaps	1,790,359	—	—
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(31,834,250)	(26,408,564)	(2,792,551)
Swaps	2,964,361	3,246,113	—
Proceeds from litigation settlement	886,872	—	—
Net cash provided by (used in) operating activities	73,797,987	56,225,397	(28,651,508)
Cash Flows from Financing Activities:
Proceeds from borrowings	—	—	30,000,000
Cash distributions paid to common shareholders	(73,668,033)	(56,225,397)	(5,158,826)
Cost of shares repurchased and retired	(123,780)	—	—
Proceeds from sale of shares, net of offering costs	—	—	3,812,000
Net cash provided by (used in) financing activities	(73,791,813)	(56,225,397)	28,653,174
Net Increase (Decrease) in Cash	6,174	—	1,666
Cash at the beginning of period	—	—	772
Cash at the end of period	$6,174	$—	$2,438
Supplemental Disclosure of Cash Flow Information
	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Cash paid for interest on borrowings (excluding borrowing costs)	$4,253,649	$2,497,467	$209,573

See accompanying notes to financial statements.

Nuveen Investments

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Nuveen Investments

Financial

Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to FundPreferred Shareholders(b)		Distributions from Accumulated Net Realized Gains to FundPreferred Shareholders(b)	Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Return of Capital to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share NAV	Ending Market Value
Preferred Income Opportunities (JPC)
Year Ended 7/31:
2014	$10.26	$.79	$.38	$—		$—	$1.17	$(.76)	$—	$—	$(.76)	$—	*	$10.67	$9.34
2013(h)	10.28	.46	(.04)	—		—	.42	(.44)	—	—	(.44)	—		10.26	9.35
Year Ended 12/31:
2012	8.67	.76	1.61	—		—	2.37	(.76)	—	—	(.76)	—		10.28	9.71
2011	9.62	.51	(.72)	—		—	(.21)	(.75)	—	— *	(.75)	.01		8.67	8.01
2010	8.56	.50	1.23	—		—	1.73	(.57)	—	(.11)	(.68)	.01		9.62	8.35
2009	5.60	.54	3.03	—	*	—	3.57	(.61)	—	(.02)	(.63)	.02		8.56	7.49
	Borrowings at End of Period
Preferred Income Opportunities (JPC)	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 7/31:
2014	$402,500	$3,572
2013(h)	402,500	3,473
Year Ended 12/31:
2012	383,750	3,599
2011	348,000	3,416
2010	270,000	4,477
2009	270,000	4,111

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on common share equivalents. During the fiscal year ended December 31, 2009, Preferred Income Opportunities (JPC) redeemed all of its outstanding FundPreferred shares, at liquidation value.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)
	Based on Common Share NAV(c)	Based on Market Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income (Loss)		Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(g)
Preferred Income Opportunities (JPC)
Year Ended 7/31:
2014	11.97%	8.50%	$1,035,146	1.67%		7.73%		N/A	N/A	41%
2013(h)	4.09	.63	995,460	1.67	***	7.47	***	N/A	N/A	27
Year Ended 12/31:
2012	28.17	31.44	997,484	1.79		7.85		N/A	N/A	123
2011	(2.23)	4.95	840,643	1.73		5.40		1.70%	5.43%	34
2010	21.06	21.28	938,844	1.67		5.39		1.54	5.52	49
2009	67.37	81.73	839,846	1.80		7.76		1.57	7.99	50

(d)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable, as described in Note 8 – Borrowing Arrangements.

  • Each ratio includes the effect of dividends expense on securities sold short and all interest expense paid and other costs related to borrowings, where applicable as follows:

Preferred Income Opportunities (JPC)	Ratios of Dividends Expense on Securities Sold Short to Average Net Assets Applicable to Common Shares(f)		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 7/31:
2014	—%		.43%
2013(h)	—		.45	***
Year Ended 12/31:
2012	—		.52
2011	—	**	.43
2010	—	**	.40
2009	—	**	.45

(e)  After expense reimbursement from the Adviser, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.

(f)  Effective for periods beginning after December 31, 2011, the Fund no longer makes short sales of securities.

(g)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(h)  For the seven months ended July 31, 2013.

N/A  The Fund no longer has a contractual reimbursement agreement with the Adviser.

*  Rounds to less than $.01 per share.

**  Rounds to less than .01%.

***  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions							Total Returns
	Beginning Common Share NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income to Common Share- holders	From Accumu- lated Net Realized Gains to Common Share- holders	Total	Offering Costs		Ending Common Share NAV	Ending Market Value	Based on Common Share NAV(b)	Based on Market Value(b)
Preferred and Income Term (JPI)
Year Ended 7/31:
2014	$25.06	$1.98		$.93	$2.91	$(1.97)	$(.49)	$(2.46)	$—		$25.51	$23.11	12.34%	8.71%
2013	23.81	1.89		1.32	3.21	(1.86)	(.10)	(1.96)	—	*	25.06	23.68	13.69	.41
2012(d)	23.88	—	*	(.02)	(.02)	—	—	—	(.05)		23.81	25.50	(.23)	2.00
Flexible Investment Income (JPW)
Year Ended 7/31:
2014	18.91	1.42		1.14	2.56	(1.51)	—	(1.51)	—	*	19.96	18.28	14.26	.80
2013(h)	19.10	.03		(.18)	(.15)	—	—	—	(.04)		18.91	19.80	(.99)	(1.00)
	Borrowings at End of Period(e)
Preferred and Income Term (JPI)	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 7/31:
2014	$225,000	$3,580
2013	225,000	3,535
Flexible Investment Income (JPW)
Year Ended 7/31:
2014	30,000	3,465

Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Applicable to Common Shares(c)
	Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)
Preferred and Income Term (JPI)
Year Ended 7/31:
2014	$580,516	1.73%		7.96%		37%
2013	570,298	1.72		7.51		57
2012(d)	476,252	.97	**	(.96	)**	—
Flexible Investment Income (JPW)
Year Ended 7/31:
2014	73,948	1.70		7.51		71
2013(h)	66,297	1.40	**	1.93	**	3

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable, as described in Note 8 – Borrowing Arrangements.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Preferred and Income Term (JPI)	Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Share(e)
Year Ended 7/31:
2014	.45%
2013(g)	.48
Flexible Investment Income (JPW)
Year Ended 7/31:
2014(i)	.33

(d)  For the period July 26, 2012 (commencement of operations) through July 31, 2012.

(e)  Preferred and Income Term (JPI) and Flexible Investment Income (JPW) did not utilize borrowings prior to the fiscal years ended July 31, 2013 and July 31, 2014, respectively.

(f)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)  For the period August 29, 2012 (first utilization date of borrowings) through July 31, 2013.

(h)  For the period June 25, 2013 (commencement of operations) through July 31, 2013.

(i)  For the period August 13, 2013 (first utilization date of borrowings) through July 31, 2014.

*  Rounds to less than $.01 per share.

**  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

•  Nuveen Preferred Income Opportunities Fund (JPC) ("Preferred Income Opportunities (JPC)")

•  Nuveen Preferred and Income Term Fund (JPI) ("Preferred and Income Term (JPI)")

•  Nuveen Flexible Investment Income Fund (JPW) ("Flexible Investment Income (JPW)")

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end (non-diversified for Preferred and Income Term (JPI)) registered investment companies. Preferred Income Opportunities (JPC), Preferred and Income Term (JPI) and Flexible Investment Income (JPW) were each organized as Massachusetts business trusts on January 27, 2003, April 18, 2012 and March 28, 2013, respectively.

Investment Adviser

The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC ("NWQ") and Nuveen Asset Management LLC ("NAM"), a subsidiary of the Adviser, (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). NWQ and NAM are each responsible for approximately half of Preferred Income Opportunities' (JPC) portfolio. NAM manages the investment portfolio of Preferred and Income Term (JPI), while NWQ manages the investment portfolio of Flexible Investment Income (JPW). The Adviser is responsible for managing Preferred Income Opportunities' (JPC) and Preferred and Income Term's (JPI) investments in swap contracts.

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the "Purchase Agreement") to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an "assignment" (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen fund's sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen funds will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds' investment objectives or policies.

Investment Objectives and Principal Investment Strategies

Preferred Income Opportunities' (JPC) investment objective is to provide high current income and total return by investing at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in preferred securities, and up to 20% opportunistically over the market cycle in other types of securities, primarily income-oriented securities such as corporate and taxable municipal debt and common equity. At least 60% of its managed assets are rated investment grade (BBB/Baa or better by S&P, Moody's, or Fitch) at the time of investment.

Preferred and Income Term's (JPI) investment objective is to provide a high level of current income and total return. The Fund seeks to achieve its investment objective by investing in preferred securities and other income producing securities. Under normal market conditions, the Fund will invest at least 80% of its managed assets in preferred and other income producing securities. The Fund will invest at least 60% of its managed assets in securities rated investment grade (BBB-/Baa3 or higher) at the time of purchase. The Fund will invest 100% of its managed assets in U.S. dollar denominated securities. The Fund will also invest up to 40% of its managed assets in securities issued by non-U.S. domiciled companies.

Flexible Investment Income's (JPW) investment objectives are to provide high current income and, secondarily, capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its managed assets in income producing securities issued by companies located anywhere in the

Nuveen Investments

world. The Fund will invest in income producing securities across the capital structure – in any type of debt, preferred or equity securities offered by a particular company, or debt securities issued by a government. The Fund will invest 100% of its managed assets in U.S. dollar-denominated securities, and may invest up to 50% of its managed assets in securities of non-U.S. companies. The Fund may invest up to 40% of its managed assets in equity securities (other than preferred securities). At least 25% of the aggregate market value of the Fund's investments in debt and preferred securities that are of a type customarily rated by a credit rating agency will be rated investment grade, or if unrated, will be judged to be of comparable quality by NWQ The Fund will invest at least 25% of its managed assets in securities issued by financial services companies. The Fund may invest up to 15% of its managed assets in securities and other instruments that, at the time of purchase, are illiquid. The Fund may opportunistically write (sell) covered call options on the Fund's portfolio of equity securities for the purpose of enhancing the Fund's risk-adjusted total return over time. The Fund anticipates using leverage to help achieve its investment objectives. The Fund may utilize leverage in the form of borrowings from a financial institution or the issuance of preferred shares or other senior securities, such as commercial paper or notes.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds' portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of July 31, 2014, the Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Outstanding when-issued/delayed delivery purchase commitments	$—	$—	$—

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Arrangements.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Dividends to common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Flexible Investment Income's (JPW) regular monthly distributions are currently being sourced entirely from net investment income. The Fund's current portfolio is predominantly invested in income producing securities the income from which is expected to be the source of distributions. For periods when the Fund is sourcing its monthly distributions solely from net investment income, the Fund will seek to distribute substantially all of its net investment income over time. There are no assurances given to how long the Fund will source distributions entirely from net investment income.

Market conditions may change, causing the portfolio management team at some future time to focus the mix of portfolio investments less to income-oriented securities. This may cause the regular monthly distributions to be sourced from something other than net investment income. Flexible Investment Income (JPW) has adopted a managed distribution policy permitting it to source its regular monthly distributions from not only net investment income, but also from realized capital gains and/or return of capital. If a managed distribution policy is employed, the Fund will seek to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an

Nuveen Investments

Notes to Financial Statements (continued)

extended period of time. Actual common share returns will differ from projected long-term returns, and the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value ("NAV"). If the Fund changes to a managed distribution, a press release will be issued describing such change and this change will also be described in subsequent shareholder reports. Additionally, any distribution payment that is sourced from something other than net investment income, there will be a notice issued quantifying the sources of such distribution.

Preferred Shares

The Funds are authorized to issue preferred shares. During prior fiscal periods, Preferred Income Opportunities (JPC) redeemed all of its outstanding preferred shares, at liquidation value. As of July 31, 2014, Preferred and Income Term (JPI) and Flexible Investment Income (JPW) have not issued any preferred shares.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts ("ADR") held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non- U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Nuveen funds' Board of Directors/Trustees. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Nuveen funds' Board of Directors/Trustees using the same methods as described above, and are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds' shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE

Nuveen Investments

is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds' NAV is determined, or if under the Funds' procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Nuveen funds' Board of Directors/Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in investment companies are valued at their respective NAV on valuation date and are generally classified as Level 1.

The exchange-traded funds in which the Funds invests are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Nuveen funds' Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Nuveen funds' Board of Directors/Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Preferred Income Opportunities (JPC)	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$50,520,345	$—		$—	$50,520,345
Exchange-Traded Funds	9,972,489	—		—	9,972,489
$25 Par (or similar) Retail Preferred	644,325,076	61,125,629	**	—	705,450,705
Corporate Bonds	—	52,198,881		—	52,198,881
$1,000 Par (or similar) Institutional Preferred	—	588,946,943		—	588,946,943
Investment Companies	10,291,064	—		—	10,291,064
Short-Term Investments:
Repurchase Agreements	—	13,779,419		—	13,779,419
Investments in Derivatives:
Interest Rate Swaps***	—	3,498,705		—	3,498,705
Total	$715,108,974	$719,549,577		$—	$1,434,658,551

Nuveen Investments

Notes to Financial Statements (continued)

Preferred and Income Term (JPI)	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$205,993,181	$65,226,008	**	$—	$271,219,189
Corporate Bonds	—	7,963,948		—	7,963,948
$1,000 Par (or similar) Institutional Preferred	—	517,593,484		—	517,593,484
Short-Term Investments:
Repurchase Agreements	—	4,458,983		—	4,458,983
Investments in Derivatives:
Interest Rate Swaps***	—	1,597,306		—	1,597,306
Total	$205,993,181	$596,839,729		$—	$802,832,910
Flexible Investment Income (JPW)
Long-Term Investments*:
Common Stocks	$19,156,160	$—		$—	$19,156,160
Exchange-Traded Funds	1,504,971	—		—	1,504,971
$25 Par (or similar) Retail Preferred	61,004,933	1,152,518		—	62,157,451
Corporate Bonds	—	11,451,999		—	11,451,999
$1,000 Par (or similar) Institutional Preferred	—	7,458,206		—	7,458,206
Investment Companies	2,234,430	—		—	2,234,430
Short-Term Investments:
Repurchase Agreements	—	499,141		—	499,141
Total	$83,900,494	$20,561,864		$—	$104,462,358

*  Refer to the Fund's Portfolio of Investments for industry classifications.

**  Refer to the Fund's Portfolio of Investments for breakdown of these securities classified as Level 2.

***  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S.

Nuveen Investments

dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of July 31, 2014, Preferred Income Opportunities' (JPC) and Preferred and Income Term's (JPI) investments in non-U.S. securities were as follows:

Preferred Income Opportunities (JPC)	Value	% of Total Investments
Country:
United Kingdom	$78,743,795	5.5%
Netherlands	64,237,509	4.5
Spain	39,821,160	2.8
France	33,665,111	2.4
Other countries	84,838,269	5.9
Total non-U.S. securities	$301,305,844	21.1%
Preferred and Income Term (JPI)
Country:
United Kingdom	$86,248,210	10.8%
Netherlands	58,241,373	7.3
France	36,636,163	4.6
Spain	26,348,201	3.3
Other countries	48,821,975	6.0
Total non-U.S. securities	$256,295,922	32.0%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of "Net realized gain (loss) from investments and foreign currency," on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency," on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures contracts, options purchased, options written and swaps," respectively, on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Preferred Income Opportunities (JPC)	Fixed Income Clearing Corporation	$13,779,419	$(13,779,419)	$—
Preferred and Income Term (JPI)	Fixed Income Clearing Corporation	4,458,983	(4,458,983)	—
Flexible Investment Income (JPW)	Fixed Income Clearing Corporation	499,141	(499,141)	—

*  As of July 31, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements.

Nuveen Investments

Notes to Financial Statements (continued)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to each Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Options purchased, at value" on the Statement of Assets and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of options purchased and/or written" on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from options purchased and/or written" on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended July 31, 2014, Preferred Income Opportunities (JPC) wrote covered call options on common stocks to hedge equity exposure. These options expired prior to the close of this reporting period.

The average notional amount of outstanding options written during the fiscal year ended July 31, 2014, was as follows:

Average notional amount of outstanding options written*	$—	**

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

**  The Fund did not hold any options at the beginning of the fiscal year or at the end of each quarter within the current fiscal year.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the fiscal year ended July 31, 2014, as well as the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options	$30,270	$—

Swap Contracts

Interest rate swap contracts involve each Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on any variable rate borrowing. Forward interest rate swap contracts involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap (and beginning on the effective date for a forward interest rate swap), each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (,net)" with the change during the fiscal period recognized

Nuveen Investments

on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income received or paid by each Fund is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract, and are equal to the difference between the Fund's basis in the swap contract and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the fiscal year ended July 31, 2014 Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) continued to use interest rate swaps to partially fix its interest cost of leverage, which the Funds employ through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the fiscal year ended July 31, 2014, was as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)
Average notional amount of interest rate swap contracts outstanding*	$340,152,000	$168,750,000

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all interest rate swap contracts held by the Funds as of July 31, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Preferred Income Opportunities (JPC)
Interest rate	Swaps	Unrealized appreciation on interest rate swaps	$5,355,266	Unrealized depreciation on	$(1,856,561 interest rate swaps	)
Preferred and Income Term (JPI)
Interest rate	Swaps	Unrealized appreciation on interest rate swaps	$1,597,306	—	$—

The following table presents the swap contacts, which are subject to netting agreements, and the collateral delivered related to those swap contracts as of July 31, 2014.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps*	Gross Unrealized (Depreciation) on Interest Rate Swaps*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Preferred Income Opportunities (JPC)
	JPMorgan	$5,355,266	$—	$—	$5,355,266	$(5,297,924)	$57,342
	Morgan Stanley	—	(1,856,561)	—	(1,856,561)	1,856,561	—
Total		$5,355,266	$(1,856,561)	$—	$3,498,705	$(3,441,363)	$57,342
Preferred and Income Term (JPI)
	JPMorgan	$1,597,306	$—	$—	$1,597,306	$(1,565,422)	$31,884

* Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the fiscal year ended July 31, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Preferred Income Opportunities (JPC)	Interest rate	Swaps	$(1,790,359)	$(2,964,361)
Preferred and Income Term (JPI)	Interest rate	Swaps	—	(3,246,113)

Nuveen Investments

Notes to Financial Statements (continued)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares

Transactions in common shares were as follows:

	Preferred Income Opportunities (JPC)
	Year Ended 7/31/14	Seven Months Ended 7/31/13	Year Ended 12/31/12
Common shares repurchased and retired	(13,000)	—	—
Weighted average:
Price per common share repurchased and retired	$9.50	$—	$—
Discount per common share repurchased and retired	11.45%	—%	—%

	Preferred and Income Term (JPI)		Flexible Investment Income (JPW)
	Year Ended 7/31/14	Year Ended 7/31/13	Year Ended 7/31/14	For the period 6/25/13 (commencement of operations) through 7/31/13
Common shares:
Sold	—	2,739,573	200,000	3,500,000	*
Issued to shareholders due to reinvestment of distributions	—	9,004	—	—

* Excludes 5,250 shares owned by the Adviser.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the fiscal year ended July 31, 2014, were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Purchases	$557,716,695	$289,328,935	$101,212,819
Sales and maturities	558,752,733	299,388,787	66,490,557

Nuveen Investments

Transactions in options written for the following Fund during the fiscal year ended July 31, 2014, were as follows:

	Preferred Income Opportunities (JPC)
	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—
Options written	591	30,270
Options expired	(591)	(30,270)
Options outstanding, end of period	—	$—

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income on real estate investment trust ("REIT") investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of July 31, 2014, the cost and unrealized appreciation (depreciation) of investments in securities (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Cost of investments	$1,353,308,447	$764,441,683	$102,355,860
Gross unrealized:
Appreciation	$85,442,369	$39,550,914	$2,818,230
Depreciation	(7,590,970)	(2,756,993)	(711,732)
Net unrealized appreciation (depreciation) of investments	$77,851,399	$36,793,921	$2,106,498

Permanent differences, primarily due to bond premium amortization adjustments, complex securities character adjustments, distribution reallocation, foreign currency transactions, investments in partnerships, REIT adjustments, securities litigation settlements, and treatment of notional principal contracts, resulted in reclassifications among the Funds' components of common share net assets as of July 31, 2014, the Funds' tax year end, as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Paid-in-surplus	$(5,968,098)	$—	$121,764
Undistributed (Over-distribution of) net investment income	4,771,244	(93,872)	(58,043)
Accumulated net realized gain (loss)	1,196,854	93,872	(63,721)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2014, the Funds' tax year end, were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Undistributed net ordinary income[1]	$8,386,044	$5,419,997	$1,418,806
Undistributed net long-term capital gains	—	—	145,392

1  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Nuveen Investments

Notes to Financial Statements (continued)

The tax character of distributions paid during the Funds' tax years ended July 31, 2014 and July 31, 2013, was designated for purposes of the dividends paid deduction as follows:

2014	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Distributions from net ordinary income[2]	$73,673,863	$56,242,486	$5,135,476
Distributions from net long-term capital gains[3]	—	9,204	—
2013	Preferred Income Opportunities (JPC)[4]	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)[5]
Distributions from net ordinary income[2]	$36,836,933	$40,663,121	$—
Distributions from net long-term capital gains	—	—	—

The tax character of distributions paid during Preferred Income Opportunities' (JPC) tax year ended December 31, 2012, was designated for purposes of the dividends paid deduction as follows:

Preferred Income Opportunities (JPC)
Distributions from net ordinary income[2]	$73,683,563
Distributions from net long-term capital gains	—

2  Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gains, if any.

3  The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2014.

4  For the seven months ended July 31, 2013.

5  For the period June 25, 2013 (commencement of operations) through July 31, 2013.

As of July 31, 2014, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)
Expiration:
July 31, 2016	$120,943,410	$—
July 31, 2017	204,895,930	—
July 31, 2018	9,385,427	—
Not subject to expiration	—	$1,026,076
Total	$335,224,767	$1,026,076

During the Funds' tax year ended July 31, 2014, the following Fund utilized capital loss carryforwards as follows:

Preferred Income Opportunities (JPC)
Utilized capital loss carryforwards	$8,637,596

Nuveen Investments

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Preferred and Income Term (JPI)
Post-October capital losses[6]	$738,549
Late-year ordinary losses[7]	—

6  Capital losses incurred from November 1, 2013 through July 31, 2014, the Fund's tax year ended.

7  Ordinary losses incurred from January 1, 2014 through July 31, 2014 and specified losses incurred from November 1, 2013 through July 31, 2014.

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund's shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Preferred Income Opportunities (JPC) Fund-Level Fee Rate	Preferred and Income Term (JPI) Fund-Level Fee Rate	Flexible Investment Income (JPW) Fund-Level Fee Rate
For the first $500 million	.6800%	.7000%	.7000%
For the next $500 million	.6500	.6750	.6750
For the next $500 million	.6300	.6500	.6500
For the next $500 million	.6050	.6250	.6250
For managed assets over $2 billion	.5800	.6000	.6000

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of July 31, 2014, the complex-level fee rate for each of these Funds was .1650%.

The Funds pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments

Notes to Financial Statements (continued)

8. Borrowing Arrangements

Borrowings

Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) each entered into a prime brokerage facility with BNP Paribas Prime Brokerage, Inc. ("BNP") while Flexible Investment Income (JPW) entered in to a committed secured 180-day continuous rolling borrowing facility with the Bank of Nova Scotia (collectively, "Borrowings") as a means of leverage. Each Fund's maximum commitment amount under these Borrowings is as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Maximum commitment amount	$405,000,000	$250,000,000	$35,000,000

As of July 31, 2014, each Fund's outstanding balance on its Borrowings was as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Outstanding balance on Borrowings	$402,500,000	$225,000,000	$30,000,000

During the fiscal year ended July 31, 2014, the average daily balance outstanding and average annual interest rate on each Fund's Borrowings were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)*
Average daily balance outstanding	$402,500,000	$225,000,000	$27,422,096
Average annual interest rate	1.04%	1.04%	.86%

*  During the period August 13, 2013 (first utilization date of borrowings) through July 31, 2014.

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund's portfolio of investments ("Pledged Collateral"). For Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) interest is charged on these Borrowings at 3-Month LIBOR (London Inter-Bank Offered Rate) (during the period August 1, 2013 through December 9, 2013 and 1-month LIBOR thereafter) plus .85% per annum on the amounts borrowed and .50% per annum on the undrawn balance. Flexible Investment Income (JPW) interest is charged on the Borrowings at a rate equal to the 1-month LIBOR plus .70% per annum on the amount borrowed. In addition to the interest expense, Flexible Investment Income (JPW) will pay a commitment fee equal to .15% per annum on the undrawn balance of the Borrowings unless the undrawn portion of the Borrowings on that day is less than 40% of the maximum commitment amount.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

Rehypothecation

On December 9, 2013, the Adviser entered into a Rehypothecation Side Letter ("Side Letter") with BNP, allowing BNP to re-register the Pledged Collateral in its own name or in a name other than the Funds' to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the "Hypothecated Securities") with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1/3% of the Funds' total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.

The Funds also have the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that BNP fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds' income generating potential may decrease. Even if a Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Funds will receive a fee in connection with the Hypothecated Securities ("Rehypothecation Fees") in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

Nuveen Investments

As of July 31, 2014, Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) each had Hypothecated Securities totalling $14,317,300 and $35,695,200, respectively. During the period December 9, 2013 through July 31, 2014, Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) earned Rehypothecation Fees of $394,114 and $220,313, respectively, which is recognized as "Other income" on the Statement of Operations.

9. New Accounting Pronouncement

Financial Accounting Standards Board ("FASB") Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements

During 2013, the FASB issued Accounting Standards Update ("ASU") 2013-08, "Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements," which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that each Fund's current disclosures already followed this guidance and therefore it does not have an impact on the Funds' financial statements or footnote disclosures.

10. Subsequent Events

Agreement and Plan of Merger

As previously described in Note 1 – General Information and Significant Accounting Policies, Agreement and Plan of Merger, the new investment management agreements and the new sub-advisory agreements have been approved by shareholders of the Funds.

The transaction is currently expected to close early in the fourth quarter of 2014, but remains subject to other customary closing conditions.

Investment Policy Change

On August 14, 2014, the Funds' Board of Trustees approved a change to Preferred Income Opportunities' (JPC) investment policies. In an effort to broaden investment flexibility, the change to the investment policies provides that up to 5% of the portion of the Fund's portfolio managed by NAM (which constitutes roughly 50% of the Fund's total assets) can now be invested in preferred securities issued by companies located in emerging market countries.

Nuveen Investments

Additional

Fund Information

Board of Trustees

William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JPC	JPI	JPW
Common shares repurchased	13,000	—	—

Nuveen Investments

Distribution Information

The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction ("DRD") for corporations and their percentages as qualified dividend income ("QDI") for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	JPC	JPI	JPW
% QDI	53.10%	50.00%	29.91%
% DRD	21.85%	10.31%	25.77%

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Barclays USD Capital Securities Index: The Barclays USD Capital Securities component of the Barclays Global Capital Securities Index generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities, and term preferred securities. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

■  Basel III: A comprehensive set of reform measures designed to improve the regulation, supervision and risk management within the banking sector. The Basel Committee on Banking Supervision published the first version of Basel III in late 2009, giving banks approximately three years to satisfy all requirements. Largely in response to the credit crisis, banks are required to maintain proper leverage ratios and meet certain capital requirements.

■  BofA/Merrill Lynch U.S. High Yield Master II Index: Tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fee.

■  BofA/Merrill Lynch Preferred Stock Fixed Rate Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody's, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody's, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144A filing, must be issued in $25, $50 or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule, and must have a minimum amount outstanding of $100 million. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

■  Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund's portfolio that increase the funds' investment exposure.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  JPC Blended Index (Comparative Benchmark): A blended return consisting of 82.5% of the BofA/Merrill Lynch Preferred Stock Fixed Rate Index and 17.5% of the Barclays Capital Securities Index. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

■  JPI Blended Benchmark Index: A blended return consisting of the BofA/Merrill Lynch Preferred Stock Fixed Rate Index and the Barclays USD Capital Securities Index. The JPI Blended Benchmark Index is comprised of a 65% weighting in the BofA/Merrill Lynch Preferred Stock Fixed Rate Index, and a 35% weighting in the Barclays USD Capital Securities Index. Benchmark returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

■  Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Board

Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■WILLIAM J. SCHNEIDER
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	203
■ROBERT P. BREMNER
1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute. Company Institute.	203
■JACK B. EVANS
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	203
■WILLIAM C. HUNTER
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

				203
■DAVID J. KUNDERT
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II

Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

				203

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■JOHN K. NELSON
1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

				203
■JUDITH M. STOCKDALE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	203
■CAROLE E. STONE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	203
■VIRGINIA L. STRINGER
1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	203
■TERENCE J. TOTH
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II

Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				203

Nuveen Investments

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Interested Board Members:
■WILLIAM ADAMS IV(2)
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda s Club Chicago.	203
■THOMAS S. SCHREIER, JR.(2)
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman's Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	203
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				204
■CEDRIC H. ANTOSIEWICZ
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	97
■MARGO L. COOK
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	204

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■LORNA C. FERGUSON
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	204
■STEPHEN D. FOY
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	204
■SCOTT S. GRACE
1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				204
■WALTER M. KELLY
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	204
■TINA M. LAZAR
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	204
■KEVIN J. MCCARTHY
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset
			Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	204

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Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■KATHLEEN L. PRUDHOMME
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	204
■JOEL T. SLAGER
1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	204

(1)  Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  "Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Annual Investment

Management Agreement Approval Process (Unaudited)

I.  The Approval Process

The Board of Trustees of each Fund (each, a "Board" and each Trustee, a "Board Member"), including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for overseeing the performance of the investment adviser and the sub-adviser(s) to the respective Fund and determining whether to approve or continue such Fund's advisory agreement (each, an "Original Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Adviser") and sub-advisory agreement(s) (each, an "Original Sub-Advisory Agreement" and, together with the Original Investment Management Agreement, the "Original Advisory Agreements") between: in the case of Nuveen Preferred Income Opportunities Fund (the "Preferred Income Opportunities Fund"), (a) the Adviser and Nuveen Asset Management, LLC ("NAM") and (b) the Adviser and NWQ Investment Management Company, LLC ("NWQ" and, together with NAM, the "Sub-Advisers"); in the case of Nuveen Preferred and Income Term Fund (the "Preferred and Income Term Fund"), the Adviser and NAM; and, in the case of Nuveen Flexible Investment Income Fund (the "Flexible Investment Income Fund"), the Adviser and NWQ. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. ("Nuveen") by TIAA-CREF (the "Transaction"). For purposes of this section, references to "Nuveen" herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the "Board" refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the "April Meeting"), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved a new advisory agreement (each, a "New Investment Management Agreement") between each Fund and the Adviser and new sub-advisory agreements (each, a "New Sub-Advisory Agreement" and, together with the New Investment Management Agreements, the "New Advisory Agreements") between: in the case of the Preferred Income Opportunities Fund, (a) the Adviser and NAM and (b) the Adviser and NWQ; in the case of the Preferred and Income Term Fund, the Adviser and NAM; and, in the case of the Flexible Investment Income Fund, the Adviser and NWQ, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the "February Meeting"), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

compensation or incentive arrangements to retain such personnel; Nuveen's capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds' fees and expenses, including the funds' complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Advisers (collectively, the "Fund Advisers" and each, a "Fund Adviser") and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers' employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds' investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Advisers) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund's performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser's profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund's expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with

Nuveen Investments

obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and the Sub-Advisers. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board's understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain NAM equity and fixed income teams in September 2013 and to certain teams of NWQ in October 2013, and met with the NAM municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.  Nature, Extent and Quality of Services

1.  The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser's services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser's organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the closed-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Advisers generally provide the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund's daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund's tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund's various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund's investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters). With respect to closed-end funds, the Adviser also monitors asset coverage levels on leveraged funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser's continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain

Nuveen Investments

funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser's significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the closed-end funds, including the continued investment of considerable resources and personnel dedicated to managing and overseeing the various forms of leverage utilized by certain funds. The Board recognized the results of these efforts included the development of less expensive forms of leverage, expansion of leverage providers, the negotiation of more favorable terms for existing leverage, the enhanced ability to respond to market and regulatory developments and the enhancements to technology systems to manage and track the various forms of leverage. The Board also noted Nuveen's continued capital management services, including executing share repurchase programs, its implementation of data systems that permit more targeted solicitation strategies for fund mergers and more targeted marketing and promotional efforts and its continued focus and efforts to address the discounts of various funds. The Board further noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive communication program designed to further educate the investor and analyst about closed-end funds. Nuveen's support services included, among other things, maintaining and enhancing a closed-end fund website, creating marketing campaigns and educational materials, communicating with financial advisers, sponsoring and participating in conferences, providing educational seminars and programs and evaluating the results of these marketing efforts.

As noted, the Adviser also oversees the Sub-Advisers who provide the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Advisers and may recommend changes to the investment teams or investment strategies as appropriate. In assisting the Board's review of the Sub-Advisers, the Adviser provides a report analyzing, among other things, each Sub-Adviser's investment team and changes thereto, organization and history, assets under management, the investment team's philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and Fund performance (or the portion of the Preferred Income Opportunities Fund's portfolio allocated to the respective Sub-Adviser). In their review of the Sub-Advisers, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, each Sub-Adviser's organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Nuveen funds' compliance policies and procedures; the

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen's supervision of the Funds' service providers. The Board recognized Nuveen's commitment to compliance and strong commitment to a culture of compliance. Given the Adviser's emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2.  The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the corresponding Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser(s). Each Sub-Adviser will continue to furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of each Fund's investment portfolio allocated by the Adviser to the respective Sub-Adviser, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen's proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that

Nuveen Investments

Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen's ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF's distribution network, particularly through TIAA-CREF's retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF's retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B.  The Investment Performance of the Funds and Fund Advisers

1.  The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund's performance and the applicable investment teams. In considering each Fund's performance, the Board recognized that a fund's performance can be reviewed through various measures including the fund's absolute return, the fund's return compared to the performance of other peer funds and the fund's performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014 (or for such shorter periods available for the Preferred and Income Term Fund and the Flexible Investment Income Fund, which did not exist for part of the foregoing time frame). With respect to closed-end funds, the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•  The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•  Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

•  The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder's investment period.

•  The usefulness of comparative performance data as a frame of reference to measure a fund's performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered the fund's performance compared to its benchmark to help assess the fund's comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund's performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund's performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.i While the Board is cognizant of the relative performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilize leverage, the Board understands that leverage during different periods can provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund's fee structure.

In considering the performance data, the Independent Board Members noted that the Preferred Income Opportunities Fund had satisfactory performance compared to its peers. In this regard, the Board noted that, although it performed in the fourth quartile in the three-year period, the Fund performed in the third quartile in the one-year period and the second quartile in the five-year period.

With respect to the Flexible Investment Income Fund and the Preferred and Income Term Fund, the Board recognized that such Funds were relatively new with a shorter performance history available thereby limiting the ability to make a meaningful assessment of performance.

2.  The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

i  The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund's performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

Nuveen Investments

C.  Fees, Expenses and Profitability

1.  Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Preferred and Income Term Fund and the Preferred Income Opportunities Fund had net management fees slightly higher than their respective peer averages, but net expense ratios below their respective peer averages. The Board further noted that the Flexible Investment Income Fund had a net management fee higher than its peer average and a net expense ratio slightly higher than its peer average and that the Fund's higher relative expense ratio was generally due, in part, to the small size of the Fund compared to its peers.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.  Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have one or more sub-advisers, either affiliated and/or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser(s). In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser(s) generally reflects the portfolio management services provided by the sub-adviser(s). The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3.  Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen's consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser's continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser's continued commitment to its business should enhance the Adviser's capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser's particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser's adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser's level of profitability for its advisory activities was reasonable in light of the services provided.

Nuveen Investments

With respect to sub-advisers affiliated with Nuveen, including NAM and NWQ, the Independent Board Members reviewed such sub-advisers' revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that each Fund Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4.  The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction not to increase contractual management fee rates for any Nuveen fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser's level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D.  Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1.  The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that, although closed-end funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds' investment portfolios.

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2.  The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF's retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E.  Indirect Benefits

1.  The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, with respect to closed-end funds, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund's portfolio transactions are allocated by the applicable Sub-Adviser(s). Accordingly, with respect to NAM and NWQ, the Independent Board Members considered that each such Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund's portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Sub-Adviser may also benefit the applicable Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage such Funds. The Independent Board Members noted that the profitability of the Sub-Advisers may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

Nuveen Investments

2.  The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F.  Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•  Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction not to increase contractual management fee rates for any fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•  The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•  The reputation, financial strength and resources of TIAA-CREF.

•  The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

•  The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF's distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF's expertise and investment capabilities in additional asset classes.

G.  Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.  Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the "Interim Investment Management Agreement") between the respective Fund and the Adviser and also approved interim sub-advisory agreements (each, an "Interim Sub-Advisory Agreement") between: in the case of the Preferred Income Opportunities Fund, (a) the Adviser and NAM and (b) the Adviser and NWQ; in the case of the Preferred and Income Term Fund, the Adviser and NAM; and, in the case of the Flexible Investment Income Fund, the Adviser and NWQ. If necessary to assure

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or the corresponding New Sub-Advisory Agreement, respectively. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

Nuveen Investments

Notes

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $231 billion as of June 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

EAN-C-0114D 3170-INV-Y09/15

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN PREFERRED AND INCOME TERM FUND

The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund (1)	Audit-Related Fees Billed to Fund (2)	Tax Fees Billed to Fund (3)	All Other Fees Billed to Fund (4)
July 31, 2014	$26,250	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2013	$25,300	$6,000	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4) “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
July 31, 2014	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2013	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
July 31, 2014	$0	$0	$0	$0
July 31, 2013	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, Jack B. Evans, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures.  The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties.  The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1).         PORTFOLIO MANAGER BIOGRAPHIES

Douglas M. Baker, CFA, and Brenda A. Langenfeld, CFA, are primarily responsible for the day-to-day management of the portion of the registrant’s portfolio managed by Nuveen Asset Management.

Douglas Baker, CFA, is a Senior Vice President at Nuveen Asset Management and a portfolio manager for the fund and related preferred security strategies. He originally joined Nuveen Asset Management in 2006 as a Vice President and Derivatives Analyst, and later that year his responsibilities expanded to include portfolio management duties for the Nuveen Preferred Securities Fund. In addition to managing various preferred securities strategies, Mr. Baker also manages Nuveen Asset Management’s derivative overlay group, where he is responsible for implementing derivatives-based hedging strategies across the Nuveen Asset Management complex, as well as managing collateral accounts for several commodity-based strategies.

Brenda A. Langenfeld, CFA, is a Vice President at Nuveen Asset Management and a portfolio manager for the fund and related preferred security strategies. She started working in the financial services industry with FAF Advisors, Inc. in 2004. Previously, Ms. Langenfeld was a member of the High Grade Credit Sector Team, responsible for trading corporate bonds, and prior to that, she was a member of the Securitized Debt Sector Team, trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Item 8(a)(2).         OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of July 31, 2014, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*

Douglas Baker	Registered Investment Companies	5	$2,991,000,000
	Pooled Accounts	2	$499,016,000
	Other Accounts	16	$174,198,000
Brenda Langenfeld	Registered Investment Companies	2	$2,859,510,000
	Pooled Accounts	0	$0
	Other Accounts	16	$174,198,000

*   Assets are as of July 31, 2014.  None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).         FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).         OWNERSHIP OF JPI SECURITIES AS OF JULY 31, 2014

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Doug Baker	X
Brenda Langenfeld	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Preferred and Income Term Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: October 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: October 8, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 8, 2014